UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-54
                                   -----------


                           AXP INVESTMENT SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   50606 AXP Financial Center, Minneapolis, Minnesota                55474
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         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
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                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     9/30
                         --------------
Date of reporting period:    3/31
                         --------------

AXP(R)
  Diversified
     Equity Income
             Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                  March 31, 2005

AXP Diversified Equity Income Fund seeks to provide shareholders with a high level of current income and, as a secondary goal, steady growth of capital.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express                                                                EXPRESS
 Funds                                                                  (R)

Table of Contents

Fund Snapshot                                                         3

Performance Summary                                                   4

Questions & Answers
   with Portfolio Management                                          5

Investments in Securities                                             9

Financial Statements (Portfolio)                                     14

Notes to Financial Statements (Portfolio)                            17

Financial Statements (Fund)                                          21

Notes to Financial Statements (Fund)                                 24

Fund Expenses Example                                                33

Proxy Voting                                                         35

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company, the parent company of the Fund's investment manager, American Express Financial Corporation (AEFC), announced plans to pursue a spin-off of 100% of the common stock of AEFC to shareholders of American Express Company. The transaction, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company. Upon completion of the transaction AEFC will be a publicly traded company separate from American Express Company. The current agreements between the Fund and AEFC and its affiliates will remain in place. No changes in operations or personnel, including the portfolio manager or managers of the Fund, are anticipated.

(logo)
Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

Fund Snapshot
        AT MARCH 31, 2005

PORTFOLIO MANAGERS

Portfolio managers                  Since             Years in industry
Warren Spitz                        11/00                    20
Steve Schroll                        2/04                    24
Laton Spahr, CFA                     2/04                     6

FUND OBJECTIVE

For investors primarily seeking a high level of current income and, secondarily, steady growth of capital.

Inception dates by class
A: 10/15/90    B: 3/20/95     C: 6/26/00    I: 3/4/04     Y: 3/20/95

Ticker symbols by class
A: INDZX       B: IDEBX       C: ADECX      I: ADIIX      Y: IDQYX

Total net assets                                      $4.316 billion

Number of holdings                                               142

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

        STYLE
VALUE   BLEND  GROWTH
  X                   LARGE
  X                   MEDIUM  SIZE
  X                   SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Financials 23.8%
Energy 19.9%
Industrials 19.9%
Telecommunication services 7.8%
Materials 7.4%
Consumer discretionary 6.7%
Health care 4.8%
Short-term securities* 4.7%
Consumer staples 2.1%
Information technology 1.7%
Utilities 1.2%

* Of the 4.7%, 2.2% is due to security lending activity and 2.5% is the Portfolio's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets
Citigroup (Finance companies)                                      3.4%
Caterpillar (Machinery)                                            3.3
XL Capital Cl A (Insurance)                                        2.4
General Electric (Multi-industry)                                  2.4
Halliburton (Energy equipment & services)                          1.9
Fannie Mae (Financial services)                                    1.7
ACE (Insurance)                                                    1.7
St. Paul Travelers Companies (Insurance)                           1.7
Ingersoll-Rand Cl A (Machinery)                                    1.7
ChevronTexaco (Energy)                                             1.5

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Fund holdings are subject to change.

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3   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

Performance Summary

(bar chart)
                             PERFORMANCE COMPARISON
                 For the six-month period ended March 31, 2005

                  +12.56%           +10.48%             +8.31%

+12.56% = AXP Diversified Equity Income Fund Class A (excluding sales charge) +10.48% = Russell 1000(R) Value Index(1) (unmanaged)
 +8.31% = Lipper Equity Income Funds Index(2)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds.

(1) The Russell 1000(R) Value Index, an unmanaged index, measures the performance of those Russell 1000 companies with lower price- to-book ratios and lower forecasted growth values.

(2) The Lipper Equity Income Funds Index includes the 30 largest equity income funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS

                               Class A               Class B                 Class C          Class I     Class Y
(Inception dates)            (10/15/90)             (3/20/95)               (6/26/00)        (3/4/04)    (3/20/95)
                                                            After                  After
                           NAV(1)    POP(2)    NAV(1)      CDSC(3)       NAV(1)   CDSC(4)      NAV(5)      NAV(6)
at March 31, 2005
6 months*                 +12.56%    +6.08%   +12.19%      +8.19%       +12.20%   +11.20%     +12.87%     +12.62%
1 year                    +14.58%    +7.99%   +13.77%      +9.77%       +13.69%   +13.69%     +15.13%     +14.74%
3 years                    +9.18%    +7.05%    +8.36%      +7.50%        +8.35%    +8.35%       N/A        +9.35%
5 years                    +6.95%    +5.69%    +6.15%      +5.99%         N/A       N/A         N/A        +7.14%
10 years                  +10.98%   +10.33%   +10.15%     +10.15%         N/A       N/A         N/A       +11.16%
Since inception           +12.49%   +12.03%   +10.31%     +10.31%       +7.29%    +7.29%      +11.95%     +11.32%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to AXP Portfolio Builder Series funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

* Not annualized.

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4   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

Below, AXP Diversified Equity Income Fund's portfolio management team discusses the Fund's positioning and results for the first half of fiscal year 2005.

Q: How did AXP Diversified Equity Income Fund perform for the six months ended March 31, 2005?

A: AXP Diversified Equity Income Fund rose 12.56% (Class A shares excluding sales charge) for the six months ended March 31, 2005. The Fund outpaced the 10.48% advance of the Russell 1000(R) Value Index and the 8.31% gain of the Lipper Equity Income Funds Index, representing the Fund's peer group.

Q:  What factors most significantly  affected performance?

A: The Fund's strong returns were boosted by its relatively modest exposure to the financials sector and its significant exposure to the energy sector. In the financials sector, moderate positions in regional and money center banks benefited relative results most. To a lesser degree, positions in the property & casualty insurance area, including AIG and XL Capital, detracted. A position in Fannie Mae also disappointed. In energy, most positions contributed to the Fund's relative results.

    Effective stock selection in health care, producer durables, diversified industries and transportation also contributed positively to the Fund's relative returns. Among the Fund's strongest individual stock performers for the semiannual period were PacifiCare Health Systems, Honeywell, Textron, Eaton, General Electric, Monsanto, Caterpillar, Ingersoll-Rand and Burlington Northern Santa Fe. Several building stocks also did well, including YORK International, Hanson and CEMEX.

    Detracting from the Fund's performance most was having only modest positions in consumer staples, electric utilities, and the retail and tobacco industries within the consumer discretionary sector.

    Several market factors affected results during the semiannual period. First, valuations between value and growth stocks narrowed dramatically to reach historical lows. Second, higher-dividend paying sectors outperformed lower-dividend paying sectors, aided by the strength of energy, financial and electric utility stocks.

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5   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> The Fund's strong returns were boosted by its relatively modest exposure to the financials sector and its significant exposure to the energy sector. (end callout quote)

    Third was surging oil prices. The price of crude oil rose almost 25% during the first quarter of 2005. While headline-dominating high energy costs put pressure on some parts of the market, such as transportation, record-setting crude oil prices fueled strong earnings growth at many energy companies and sent their stocks up sharply.

    Fourth was the weakening U.S. dollar. On a trade-weighted basis, the U.S. dollar declined approximately 3% over the six months ended March 31, 2005. A falling dollar benefited the Fund's holdings that either maintain operations internationally and/or export their domestic-made products overseas. This was especially the case for companies in the basic materials and energy sectors. Finally, the New York Attorney General's investigation into the insurance industry generated volatility in several stocks in the financials sector.

Q:  What changes did you make to the Fund's portfolio?

A: We increased the average market capitalization of the Fund's portfolio. We raised the Fund's exposure to large-cap pharmaceutical, media and energy companies. Within large-cap pharmaceuticals, we either increased or established positions in companies such as Abbott Labs, Pfizer and Wyeth. In media, we focused on industry giants Gannett and Time Warner. In energy, we emphasized exploration and production companies as well as oil services firms.

    We also trimmed the Fund's holding in PacifiCare Health Systems, taking some profits, and sold the Fund's shares in materials company Monsanto. We maintained the Fund's modest exposure to the autos & transportation sector, but within the sector, sold several of the portfolio's auto holdings and shifted to a somewhat more sizable position in rail companies.

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6   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> Current yield on dividend-paying stocks is still quite attractive, and we anticipate this trend will continue. (end callout quote)

    As of March 31, 2005, the Fund had significant positions in energy, producer durables and materials. The Fund had more modest positions in consumer discretionary, consumer staples, utilities and financials. The Fund had a low turnover rate of 16% for the semiannual period.

Q:  How do you intend to manage the Fund in the coming months?

A: We are reasonably confident the U.S. economy will continue to grow, but its expansion in the coming months may be at a slower pace than many anticipate. This sluggishness, in turn, could be the basis of increased volatility in stock prices going forward. Also, if the Federal Reserve Board increases interest rates more vigorously than the market currently expects in order to ward off inflationary pressures, then this could also raise volatility levels.

    Given this view along with our belief that large-capitalization equity valuations have become more reasonable, closing the gap with small-cap and mid-cap equities overall, we anticipate that large-cap stocks may outperform in the coming months. We further believe that style investing may become less critical in the period ahead, with equity returns increasingly dependent on individual sector and company performance, including the ability of corporations to maintain profit margins in the face of increasing cost pressures in raw materials and, eventually, higher labor costs. Stocks of companies that are less economically sensitive and more resistant to the impact of higher interest rates appear increasingly attractive. While we will stay disciplined to our deep value style of investing, we intend to continue to shift our bias more toward large-cap stocks within the Fund. We also intend to slightly modify our strategy in those four areas of the equity market where the portfolio has had significant allocations for some time now -- industrials, energy, telecommunications services and select financials.

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7   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

    We intend to reduce the portfolio's exposure to industrials, which incorporates basic materials and producer durables, while still maintaining a sizable allocation. Within energy, we intend to emphasize oil services and drilling companies. Even with high oil prices, more capital spending will likely be required to maintain the production levels needed to meet strong demand. Within telecommunications services, we anticipate that wireline companies may become less attractive going forward, as the opportunities available in U.S. long distance providers may be realized over the next 12 months or so. Thus, we intend to de-emphasize this area while maintaining a focus on foreign telecommunications companies. We expect foreign telecommunications companies to benefit from improved fundamentals and little competition. Property and casualty insurance companies disappointed in 2004, but we believe that in the year ahead pricing in the industry will be sufficient to support strong earnings outlooks and, as a result, these insurance stocks may see some upside.

    Finally, we remain optimistic about dividend-paying stocks. Current yield on dividend-paying stocks is still quite attractive, and we anticipate this trend will continue. In addition, as rhetoric surrounding potential inflationary pressures grows, it is worth noting that stock dividends have historically outpaced the inflation rate. Given these factors and the many other historical benefits of dividend-paying stocks, we expect that investors will be willing to pay more for companies demonstrating dividend growth as part of a total return strategy going forward. Corporate managements are increasingly choosing dividend increases over stock buybacks as a method of returning wealth to shareholders. The pace of corporate dividend increases heightened both in frequency and in magnitude during the fiscal year, with the number of companies either initiating or increasing dividend payments growing. Of those companies in the S&P 500 Index, 380 currently pay dividends. Since the federal tax legislation providing favorable income tax treatment to qualified dividend income from equity securities was passed in 2003, there have been 629 dividend rate increases among these S&P 500 companies.

    We are pleased with the Fund's current positioning, as we believe it fits in well with our view for the equity market. As always, we will continue to emphasize stocks with attractive valuations and will invest in equities across the market capitalization sectors.

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8   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

Investments in Securities

Equity Income Portfolio

March 31, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (97.5%)
Issuer                                         Shares                 Value(a)

Aerospace & defense (3.4%)
Goodrich                                      840,250              $32,173,173
Honeywell Intl                              1,310,900               48,778,589
Rockwell Automation                           410,200(d)            23,233,728
United Technologies                           424,000               43,103,840
Total                                                              147,289,330

Airlines (0.6%)
AMR                                         2,145,200(b,d)          22,953,640
Northwest Airlines                            630,200(b,d)           4,216,038
Total                                                               27,169,678

Automotive & related (0.7%)
Eaton                                         442,400               28,932,960

Banks and savings & loans (3.1%)
Bank of America                             1,381,368               60,918,329
Mellon Financial                            1,038,400               29,635,936
Washington Mutual                             488,700               19,303,650
Wells Fargo & Co                              406,400               24,302,720
Total                                                              134,160,635

Beverages & tobacco (1.5%)
Altria Group                                  961,100               62,846,329

Broker dealers (2.3%)
JPMorgan Chase & Co                           799,408               27,659,517
Lehman Brothers Holdings                      148,100               13,945,096
Merrill Lynch & Co                            478,600               27,088,760
Morgan Stanley                                498,800               28,556,300
Total                                                               97,249,673

Building materials & construction (2.6%)
CEMEX ADR                                     766,933(c)            27,801,321
Fluor                                         558,800               30,974,284
Hanson ADR                                  1,007,300(c)            47,443,830
Insituform Technologies Cl A                  268,500(b)             3,895,935
Total                                                              110,115,370

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Chemicals (2.5%)
Air Products & Chemicals                       94,800               $5,999,892
Cabot                                         124,000                4,145,320
Compass Minerals Intl                         569,300               14,488,685
Dow Chemical                                  901,500               44,939,775
EI du Pont de Nemours & Co                    721,100               36,949,164
Total                                                              106,522,836

Computer hardware (0.2%)
Hewlett-Packard                               464,800               10,197,712

Computer software & services (1.3%)
Electronic Data Systems                     1,640,700               33,913,269
Microsoft                                     869,700               21,020,649
Total                                                               54,933,918

Electronics (0.1%)
Energy Conversion Devices                     234,700(b,d)           5,334,731

Energy (12.7%)
Anadarko Petroleum                            146,900               11,179,090
Ballard Power Systems                         808,800(b,c)           4,181,496
BP ADR                                        176,500(c)            11,013,600
Burlington Resources                          292,400               14,640,468
ChevronTexaco                               1,179,900               68,799,968
ConocoPhillips                                282,400               30,454,016
Devon Energy                                  233,800               11,163,950
EnCana                                        329,300(c)            23,189,306
EOG Resources                                 144,200                7,028,308
Exxon Mobil                                 1,076,300               64,147,480
FuelCell Energy                               415,800(b,d)           4,149,684
Kerr-McGee                                    801,700               62,797,161
Marathon Oil                                1,182,600               55,487,592
Petroleo Brasileiro ADR                     1,347,200(c)            59,519,296
Pioneer Natural Resources                     523,700               22,372,464
Repsol ADR                                    780,200(c)            20,714,310
Total ADR                                     267,600(c)            31,370,748
Unocal                                        783,100               48,309,439
Total                                                              550,518,376

See accompanying notes to investments in securities.
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9   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Energy equipment & services (7.8%)
Baker Hughes                                1,491,800              $66,370,182
Halliburton                                 2,005,500               86,737,875
McDermott Intl                              2,609,500(b)            49,397,835
Schlumberger                                  955,500               67,343,640
Tidewater                                   1,693,400               65,805,524
Total                                                              335,655,056

Environmental services (0.5%)
Waste Management                              780,400               22,514,540

Finance companies (3.5%)
Citigroup                                   3,374,200              151,636,548

Financial services (2.6%)
Capital One Financial                         288,000               21,533,760
Fannie Mae                                  1,392,700               75,832,515
MBNA                                          557,700               13,691,535
PHH                                            72,265(b)             1,580,436
Total                                                              112,638,246

Food (0.7%)
Archer-Daniels-Midland                      1,274,500               31,327,210

Furniture & appliances (0.9%)
Whirlpool                                     558,400(d)            37,820,432

Health care products (2.6%)
Abbott Laboratories                           432,400               20,158,488
Bristol-Myers Squibb                          657,000(d)            16,727,220
Merck & Co                                    849,600               27,501,552
Pfizer                                      1,307,100               34,337,517
Wyeth                                         344,200               14,518,356
Total                                                              113,243,133

Health care services (2.0%)
PacifiCare Health Systems                   1,064,950(b)            60,616,954
Tenet Healthcare                            2,149,900(b)            24,788,347
Total                                                               85,405,301

Industrial transportation (2.0%)
Burlington Northern Santa Fe                  976,200               52,646,466
Union Pacific                                 485,700               33,853,290
Total                                                               86,499,756

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Insurance (12.6%)
ACE                                         1,833,400(c)           $75,664,418
Aon                                         1,449,500               33,106,580
Axis Capital Holdings                         315,300(c)             8,525,712
CIGNA                                         181,500               16,207,950
Endurance Specialty Holdings                  226,800(c)             8,582,112
Hartford Financial Services Group             165,800               11,367,248
Jefferson-Pilot                               485,300(d)            23,803,965
Lincoln Natl                                  485,300               21,906,442
Loews                                         688,600               50,639,644
Marsh & McLennan Companies                  1,513,700               46,046,754
Montpelier Re Holdings                        152,000(c)             5,342,800
Safeco                                        692,800               33,746,288
St. Paul Travelers Companies                2,056,820               75,546,999
Torchmark                                     479,700               25,040,340
UnumProvident                                 220,600                3,754,612
XL Capital Cl A                             1,479,125(c)           107,044,275
Total                                                              546,326,139

Leisure time & entertainment (2.2%)
Cendant                                     1,444,800               29,676,192
Royal Caribbean Cruises                     1,006,300               44,971,547
Viacom Cl B                                   533,300               18,574,839
Total                                                               93,222,578

Lodging & gaming (0.4%)
Starwood Hotels &
  Resorts Worldwide                           273,400               16,412,202

Machinery (7.2%)
Caterpillar                                 1,629,100              148,964,904
Deere & Co                                    319,900               21,474,887
Ingersoll-Rand Cl A                           934,200(c)            74,409,030
Parker Hannifin                               659,600               40,182,832
Tomkins ADR                                 1,183,000(c,d)          24,192,350
Total                                                              309,224,003

Media (1.7%)
Gannett                                       376,500               29,773,620
RR Donnelley & Sons                           730,600               23,101,572
Time Warner                                 1,071,300(b)            18,801,315
Total                                                               71,676,507

Metals (0.6%)
Alcoa                                         896,900               27,256,791

See accompanying notes to investments in securities.
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10   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Multi-industry (6.8%)
Ameron Intl                                     4,700                 $169,200
Cooper Inds Cl A                              311,100               22,249,872
Crane                                         795,700               22,908,203
Eastman Kodak                                 596,500               19,416,075
General Electric                            2,930,100              105,659,406
Pitney Bowes                                  270,800               12,218,496
Textron                                       681,200               50,831,144
YORK Intl                                   1,499,000               58,730,820
Total                                                              292,183,216

Paper & packaging (1.8%)
Abitibi-Consolidated                        1,884,200(c)             8,723,846
Intl Paper                                  1,112,300               40,921,517
MeadWestvaco                                  374,300               11,910,226
Weyerhaeuser                                  257,200               17,618,200
Total                                                               79,173,789

Precious metals (0.1%)
Freeport-McMoRan Copper &
  Gold Cl B                                   119,700                4,741,317

Real estate investment trust (0.1%)
Rayonier                                      125,000                6,191,250

Retail -- general (1.2%)
JC Penney                                     284,500               14,771,240
Sears Holdings                                119,572(b)            15,923,446
Wal-Mart Stores                               384,200               19,252,262
Total                                                               49,946,948

Utilities -- electric (0.2%)
FirstEnergy                                    88,200                3,699,990
Plug Power                                    693,600(b)             4,577,760
Total                                                                8,277,750

Utilities -- natural gas (1.0%)
NiSource                                    1,847,900               42,113,641

Utilities -- telephone (8.1%)
AT&T                                        2,921,300               54,774,375
BellSouth                                   2,082,500               54,748,925
BT Group                                   10,517,000(c)            40,840,982
MCI                                           524,100               13,050,090
SBC Communications                          2,406,800               57,017,092
Sprint                                      1,084,200               24,665,550
Telefonos de Mexico ADR Cl L                1,931,700(c)            66,701,601
Verizon Communications                      1,066,500(d)            37,860,750
Total                                                              349,659,365

Total common stocks
(Cost: $3,446,890,796)                                          $4,208,417,266

Preferred stocks (0.7%)
Issuer                                         Shares                 Value(a)
Schering-Plough
  6.00% Cv                                    268,200              $13,436,820
UnumProvident
  8.25% Cv                                    400,000               13,609,600
Xerox
  6.25% Cv                                     40,150                5,282,937

Total preferred stocks
(Cost: $27,425,000)                                                $32,329,357

Bond (0.1%)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount
Calpine
  Sr Nts
   02-15-11               8.50%            $6,000,000(d)            $4,230,000

Total bond
(Cost: $5,102,137)                                                  $4,230,000

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

Short-term securities (4.8%)(e)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

U.S. government agencies (2.7%)
Federal Home Loan Bank Disc Nts
   04-01-05               2.58%            $4,200,000               $4,199,698
   04-08-05               2.65             20,000,000               19,988,222
Federal Home Loan Mtge Corp Disc Nts
   04-05-05               2.62             20,300,000               20,292,613
   04-19-05               2.73             23,700,000               23,665,852
Federal Natl Mtge Assn Disc Nts
   04-06-05               2.39              9,300,000                9,296,301
   05-16-05               2.82             15,000,000               14,946,142
   05-18-05               2.66             25,400,000               25,310,160
Total                                                              117,698,988

Commercial paper (2.1%)
CXC, LLP
   04-01-05               2.85              9,500,000                9,499,248
Jupiter Securitization
   04-28-05               2.80             20,000,000               19,956,600
Morgan Stanley & Co
   04-11-05               2.79             15,000,000               14,987,212
   04-13-05               2.79             15,000,000               14,984,888
Windmill Funding
   04-01-05               2.85             31,000,000               30,997,546
Total                                                               90,425,494

Total short-term securities
(Cost: $208,138,043)                                              $208,124,482

Total investments in securities
(Cost: $3,687,555,976)(f)                                       $4,453,101,105

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
12   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At March 31, 2005, the value of foreign securities represented 15.0% of net assets.

(d) At March 31, 2005, security was partially or fully on loan. See Note 4 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 2.2% of net assets. See Note 4 to the financial statements. 2.6% of net assets is the Portfolio's cash equivalent position.

(f) At March 31, 2005, the cost of securities for federal income tax purposes was approximately $3,687,556,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                    $842,468,000
      Unrealized depreciation                                     (76,923,000)
                                                                  -----------
      Net unrealized appreciation                                $765,545,000
                                                                 ------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
13   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Equity Income Portfolio
March 31, 2005 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
   (identified cost $3,687,555,976)                                         $4,453,101,105
Dividends and accrued interest receivable                                        5,408,179
Receivable for investment securities sold                                       24,390,947
U.S. government securities held as collateral (Note 4)                           2,275,563
                                                                                 ---------
Total assets                                                                 4,485,175,794
                                                                             -------------
Liabilities
Disbursements in excess of cash on demand deposit                                7,484,647
Payable for investment securities purchased                                     62,809,757
Payable upon return of securities loaned (Note 4)                               98,689,103
Accrued investment management services fee                                          54,996
Other accrued expenses                                                             127,979
                                                                                   -------
Total liabilities                                                              169,166,482
                                                                               -----------
Net assets                                                                  $4,316,009,312
                                                                            ==============
*Including securities on loan, at value (Note 4)                            $   93,132,788
                                                                            --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

Statement of operations
Equity Income Portfolio

Six months ended March 31, 2005 (Unaudited)
Investment income
Income:
Dividends                                                                     $ 49,850,797
Interest                                                                           972,601
Fee income from securities lending (Note 4)                                        218,450
   Less foreign taxes withheld                                                    (488,943)
                                                                                  --------
Total income                                                                    50,552,905
                                                                                ----------
Expenses (Note 2):
Investment management services fee                                              11,098,910
Compensation of board members                                                        9,456
Custodian fees                                                                     146,100
Audit fees                                                                          15,000
Other                                                                               70,657
                                                                                    ------
Total expenses                                                                  11,340,123
                                                                                ----------
   Earnings credits on cash balances (Note 2)                                         (465)
                                                                                      ----
Total net expenses                                                              11,339,658
                                                                                ----------
Investment income (loss) -- net                                                 39,213,247
                                                                                ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                              163,442,087
   Foreign currency transactions                                                   (14,511)
                                                                                   -------
Net realized gain (loss) on investments                                        163,427,576
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies          249,022,078
                                                                               -----------
Net gain (loss) on investments and foreign currencies                          412,449,654
                                                                               -----------
Net increase (decrease) in net assets resulting from operations               $451,662,901
                                                                              ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

Statements of changes in net assets
Equity Income Portfolio
                                                                                    March 31, 2005             Sept. 30, 2004
                                                                                   Six months ended              Year ended
                                                                                      (Unaudited)
Operations
Investment income (loss) -- net                                                    $   39,213,247            $   65,091,154
Net realized gain (loss) on investments                                               163,427,576                93,256,791
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                 249,022,078               412,528,299
                                                                                      -----------               -----------
Net increase (decrease) in net assets resulting from operations                       451,662,901               570,876,244
                                                                                      -----------               -----------
Proceeds from contributions                                                           415,944,773               658,005,554
Fair value of withdrawals                                                              (5,696,239)              (12,469,767)
                                                                                       ----------               -----------
Net contributions (withdrawals) from partners                                         410,248,534               645,535,787
                                                                                      -----------               -----------
Total increase (decrease) in net assets                                               861,911,435             1,216,412,031
Net assets at beginning of period                                                   3,454,097,877             2,237,685,846
                                                                                    -------------             -------------
Net assets at end of period                                                        $4,316,009,312            $3,454,097,877
                                                                                   ==============            ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

Notes to Financial Statements

Equity Income Portfolio

(Unaudited as to March 31, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Equity Income Portfolio (the Portfolio) is a series of Growth and Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Equity Income Portfolio invests primarily in dividend-paying common and preferred stocks. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Trustees of the portfolios, American Express Financial Corporation (AEFC) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the

--------------------------------------------------------------------------------
17   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT
market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Portfolio's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio.

--------------------------------------------------------------------------------
18   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

In addition, certain of the Portfolio's contracts with its service providers contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Portfolio cannot be determined and the Portfolio has no historical basis for predicting the likelihood of any such claims.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market-discount and original issue discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets that declines from 0.53% to 0.4% annually as the Portfolio's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Diversified Equity Income Fund to the Lipper Equity Income Funds Index. In certain circumstances, the board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $1,815,462 for the six months ended March 31, 2005.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other American Express mutual funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

During the six months ended March 31, 2005, the Portfolio's custodian fees were reduced by $465 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

--------------------------------------------------------------------------------
19   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,032,603,647 and $634,547,459, respectively, for the six months ended March 31, 2005. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $1,716 for the six months ended March 31, 2005.

4. LENDING OF PORTFOLIO SECURITIES

At March 31, 2005, securities valued at $93,132,788 were on loan to brokers. For collateral, the Portfolio received $96,413,540 in cash and U.S. government securities valued at $2,275,563. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investment in securities." Income from securities lending amounted to $218,450 for the six months ended March 31, 2005. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

5. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

Ratios/supplemental data
Fiscal period ended Sept. 30,                                            2005(e)       2004        2003        2002      2001
Ratio of expenses to average daily net assets(a)                         .57%(b)       .58%        .49%        .53%      .49%
Ratio of net investment income (loss) to average daily net assets       1.99%(b)      2.15%       2.49%       2.05%     1.82%
Portfolio turnover rate (excluding short-term securities)                 16%           18%         38%         40%      105%
Total return(c)                                                        12.80%(d)     23.79%      32.76%     (17.44%)   (6.61%)

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.

(b)  Adjusted to an annual basis.

(c) Total return is based on a calculated Portfolio net asset value and does not reflect payment of a sales charge.

(d)  Not annualized.

(e)  Six months ended March 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
20   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Diversified Equity Income Fund
March 31, 2005 (Unaudited)
Assets
Investment in Portfolio (Note 1)                                                                             $4,315,865,692
Capital shares receivable                                                                                         3,006,034
                                                                                                                  ---------
Total assets                                                                                                  4,318,871,726
                                                                                                              -------------
Liabilities
Capital shares payable                                                                                              647,503
Accrued distribution fee                                                                                             51,973
Accrued service fee                                                                                                     201
Accrued transfer agency fee                                                                                          10,672
Accrued administrative services fee                                                                                   3,241
Other accrued expenses                                                                                              133,703
                                                                                                                    -------
Total liabilities                                                                                                   847,293
                                                                                                                    -------
Net assets applicable to outstanding capital stock                                                           $4,318,024,433
                                                                                                             ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                     $    3,913,714
Additional paid-in capital                                                                                    3,481,191,492
Undistributed net investment income                                                                              13,358,653
Accumulated net realized gain (loss) (Note 5)                                                                    54,046,265
Unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                                         765,514,309
                                                                                                                -----------
Total -- representing net assets applicable to outstanding capital stock                                     $4,318,024,433
                                                                                                             ==============
Net assets applicable to outstanding shares:               Class A                                           $3,062,306,163
                                                           Class B                                           $1,095,708,474
                                                           Class C                                           $   48,001,944
                                                           Class I                                           $   38,185,505
                                                           Class Y                                           $   73,822,347
Net asset value per share of outstanding capital stock:    Class A shares                 277,336,149        $        11.04
                                                           Class B shares                  99,535,350        $        11.01
                                                           Class C shares                   4,364,997        $        11.00
                                                           Class I shares                   3,454,025        $        11.06
                                                           Class Y shares                   6,680,840        $        11.05
                                                                                            ---------        --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

Statement of operations
AXP Diversified Equity Income Fund

Six months ended
March 31, 2005 (Unaudited)
Investment income
Income:
Dividends                                                                                                   $ 49,849,039
Interest                                                                                                         972,811
Fee income from securities lending                                                                               218,443
     Less foreign taxes withheld                                                                                (488,926)
                                                                                                                --------
Total income                                                                                                  50,551,367
                                                                                                              ----------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                             11,339,259
Distribution fee
     Class A                                                                                                   3,493,683
     Class B                                                                                                   5,002,437
     Class C                                                                                                     218,075
Transfer agency fee                                                                                            2,876,852
Incremental transfer agency fee
     Class A                                                                                                     201,639
     Class B                                                                                                     144,323
     Class C                                                                                                       6,975
Service fee -- Class Y                                                                                            36,377
Administrative services fees and expenses                                                                        568,246
Compensation of board members                                                                                      6,632
Printing and postage                                                                                             415,000
Registration fees                                                                                                 90,200
Audit fees                                                                                                         5,000
Other                                                                                                             38,316
                                                                                                                  ------
Total expenses                                                                                                24,443,014
     Earnings credits on cash balances (Note 2)                                                                  (31,851)
                                                                                                                 -------
Total net expenses                                                                                            24,411,163
                                                                                                              ----------
Investment income (loss) -- net                                                                               26,140,204
                                                                                                              ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
     Security transactions                                                                                   163,435,363
     Foreign currency transactions                                                                               (14,511)
                                                                                                                 -------
Net realized gain (loss) on investments                                                                      163,420,852
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                                      249,013,871
                                                                                                             -----------
Net gain (loss) on investments and foreign currencies                                                        412,434,723
                                                                                                             -----------
Net increase (decrease) in net assets resulting from operations                                             $438,574,927
                                                                                                            ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Diversified Equity Income Fund
                                                                                    March 31, 2005              Sept. 30, 2004
                                                                                   Six months ended               Year ended
                                                                                      (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                    $   26,140,204            $   44,053,002
Net realized gain (loss) on investments                                               163,420,852                93,252,358
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                 249,013,871               412,510,870
                                                                                      -----------               -----------
Net increase (decrease) in net assets resulting from operations                       438,574,927               549,816,230
                                                                                      -----------               -----------
Distributions to shareholders from:
   Net investment income
   Class A                                                                            (21,331,086)              (30,850,858)
   Class B                                                                             (3,825,040)               (5,770,731)
   Class C                                                                               (167,142)                 (240,836)
   Class I                                                                               (338,747)                 (144,394)
   Class Y                                                                               (593,205)                 (960,664)
                                                                                         --------                  --------
Total distributions                                                                   (26,255,220)              (37,967,483)
                                                                                      -----------               -----------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                            519,453,201               847,398,657
   Class B shares                                                                     200,173,749               314,342,684
   Class C shares                                                                      10,077,068                19,606,728
   Class I shares                                                                      27,932,505                19,813,803
   Class Y shares                                                                       6,096,606                19,008,249
Reinvestment of distributions at net asset value
   Class A shares                                                                      20,633,422                29,730,112
   Class B shares                                                                       3,750,803                 5,649,888
   Class C shares                                                                         162,127                   232,895
   Class I shares                                                                         338,697                   144,280
   Class Y shares                                                                         351,774                   542,784
Payments for redemptions
   Class A shares                                                                    (224,914,022)             (316,122,621)
   Class B shares (Note 2)                                                            (89,665,428)             (213,635,413)
   Class C shares (Note 2)                                                             (4,866,342)               (6,303,553)
   Class I shares                                                                     (10,982,648)               (2,503,628)
   Class Y shares                                                                      (7,326,300)              (13,765,705)
                                                                                       ----------               -----------
Increase (decrease) in net assets from capital share transactions                     451,215,212               704,139,160
                                                                                      -----------               -----------
Total increase (decrease) in net assets                                               863,534,919             1,215,987,907
Net assets at beginning of period                                                   3,454,489,514             2,238,501,607
                                                                                    -------------             -------------
Net assets at end of period                                                        $4,318,024,433            $3,454,489,514
                                                                                   ==============            ==============
Undistributed net investment income                                                $   13,358,653            $   13,473,669
                                                                                   --------------            --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
23   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Diversified Equity Income Fund

(Unaudited as to March 31, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Investment Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Investment Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o   Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o   Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At March 31, 2005, AEFC and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 0.88% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Equity Income Portfolio

The Fund invests all of its assets in Equity Income Portfolio (the Portfolio), a series of Growth and Income Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in dividend-paying common and preferred stocks.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund at March 31, 2005 was 99.99%.

All securities held by the Portfolio are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Trustees of the portfolios, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good

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24   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT
faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

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25   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.04% to 0.02% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $4,351,793 for Class A, $405,036 for Class B and $5,595 for Class C for the six months ended March 31, 2005.

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26   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

During the six months ended March 31, 2005, the Fund's transfer agency fees were reduced by $31,851 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                              Six months ended March 31, 2005
                                              Class A        Class B      Class C      Class I     Class Y
Sold                                       47,889,871     18,550,745      935,326    2,623,154     565,461
Issued for reinvested distributions         1,869,893        340,686       14,741       30,657      31,863
Redeemed                                  (20,859,365)    (8,330,529)    (453,732)    (998,258)   (664,781)
                                          -----------     ----------     --------     --------    --------
Net increase (decrease)                    28,900,399     10,560,902      496,335    1,655,553     (67,457)
                                           ----------     ----------      -------    ---------     -------

                                                                 Year ended Sept. 30, 2004
                                              Class A        Class B      Class C     Class I*     Class Y
Sold                                       89,467,023     33,396,010    2,087,177    2,047,527   1,994,693
Issued for reinvested distributions         3,087,132        587,412       24,227       14,750      56,342
Redeemed                                  (33,291,976)   (22,552,582)    (662,299)    (263,805) (1,451,072)
                                          -----------    -----------     --------     --------  ----------
Net increase (decrease)                    59,262,179     11,430,840    1,449,105    1,798,472     599,963
                                           ----------     ----------    ---------    ---------     -------

* Inception date was March 4, 2004.

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for temporary funding of shareholder redemptions or for other temporary or emergency purposes. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended March 31, 2005.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $77,193,402 at Sept. 30, 2004, that if not offset by capital gains will expire in 2011. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

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27   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                            2005(f)      2004        2003        2002       2001
Net asset value, beginning of period                                    $ 9.88        $8.14       $6.26      $ 8.18      $8.96
                                                                        ------        -----       -----      ------      -----
Income from investment operations:
Net investment income (loss)                                               .08          .15         .14         .13        .12
Net gains (losses) (both realized and unrealized)                         1.16         1.73        1.86       (1.45)      (.75)
                                                                        ------        -----       -----      ------      -----
Total from investment operations                                          1.24         1.88        2.00       (1.32)      (.63)
                                                                        ------        -----       -----      ------      -----
Less distributions:
Dividends from net investment income                                      (.08)        (.14)       (.12)       (.12)      (.12)
Excess distributions from net investment income                             --           --          --          --       (.01)
Distributions from realized gains                                           --           --          --        (.48)      (.02)
                                                                        ------        -----       -----      ------      -----
Total distributions                                                       (.08)        (.14)       (.12)       (.60)      (.15)
                                                                        ------        -----       -----      ------      -----
Net asset value, end of period                                          $11.04        $9.88       $8.14      $ 6.26      $8.18
                                                                        ------        -----       -----      ------      -----
Ratios/supplemental data
Net assets, end of period (in millions)                                 $3,062       $2,455      $1,539      $1,243     $1,489
Ratio of expenses to average daily net assets(b)                         1.04%(c)     1.06%       1.04%       1.02%       .95%
Ratio of net investment income (loss) to average daily net assets        1.52%(c)     1.67%       1.94%       1.55%      1.38%
Portfolio turnover rate (excluding short-term securities)                  16%          18%         38%         40%       105%
Total return(d)                                                         12.56%(e)    23.09%      32.17%     (17.87%)    (7.03%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended March 31, 2005 (Unaudited).

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28   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                            2005(f)      2004        2003        2002       2001
Net asset value, beginning of period                                    $ 9.85        $8.12       $6.25      $ 8.17      $8.94
                                                                        ------        -----       -----      ------      -----
Income from investment operations:
Net investment income (loss)                                               .04          .06         .08         .06        .06
Net gains (losses) (both realized and unrealized)                         1.16         1.73        1.86       (1.44)      (.74)
                                                                        ------        -----       -----      ------      -----
Total from investment operations                                          1.20         1.79        1.94       (1.38)      (.68)
                                                                        ------        -----       -----      ------      -----
Less distributions:
Dividends from net investment income                                      (.04)        (.06)       (.07)       (.06)      (.06)
Excess distributions from net investment income                             --           --          --          --       (.01)
Distributions from realized gains                                           --           --          --        (.48)      (.02)
                                                                        ------        -----       -----      ------      -----
Total distributions                                                       (.04)        (.06)       (.07)       (.54)      (.09)
                                                                        ------        -----       -----      ------      -----
Net asset value, end of period                                          $11.01        $9.85       $8.12      $ 6.25      $8.17
                                                                        ------        -----       -----      ------      -----
Ratios/supplemental data
Net assets, end of period (in millions)                                 $1,096         $877        $629        $529       $558
Ratio of expenses to average daily net assets(b)                         1.81%(c)     1.83%       1.81%       1.79%      1.71%
Ratio of net investment income (loss) to average daily net assets         .76%(c)      .89%       1.18%        .79%       .62%
Portfolio turnover rate (excluding short-term securities)                  16%          18%         38%         40%       105%
Total return(d)                                                         12.19%(e)    22.11%      31.10%     (18.50%)    (7.70%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended March 31, 2005 (Unaudited).

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29   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                            2005(f)      2004        2003        2002       2001
Net asset value, beginning of period                                    $ 9.84        $8.11       $6.25      $ 8.17      $8.94
                                                                        ------        -----       -----      ------      -----
Income from investment operations:
Net investment income (loss)                                               .03          .07         .08         .07        .06
Net gains (losses) (both realized and unrealized)                         1.17         1.73        1.85       (1.45)      (.74)
                                                                        ------        -----       -----      ------      -----
Total from investment operations                                          1.20         1.80        1.93       (1.38)      (.68)
                                                                        ------        -----       -----      ------      -----
Less distributions:
Dividends from net investment income                                      (.04)        (.07)       (.07)       (.06)      (.06)
Excess distributions from net investment income                             --           --          --          --       (.01)
Distributions from realized gains                                           --           --          --        (.48)      (.02)
                                                                        ------        -----       -----      ------      -----
Total distributions                                                       (.04)        (.07)       (.07)       (.54)      (.09)
                                                                        ------        -----       -----      ------      -----
Net asset value, end of period                                          $11.00        $9.84       $8.11      $ 6.25      $8.17
                                                                        ------        -----       -----      ------      -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $48          $38         $20         $12         $5
Ratio of expenses to average daily net assets(b)                         1.81%(c)     1.83%       1.83%       1.82%      1.71%
Ratio of net investment income (loss) to average daily net assets         .75%(c)      .92%       1.15%        .83%       .73%
Portfolio turnover rate (excluding short-term securities)                  16%          18%         38%         40%       105%
Total return(d)                                                         12.20%(e)    22.18%      30.96%     (18.48%)    (7.67%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended March 31, 2005 (Unaudited).

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30   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                            2005(g)      2004(b)
Net asset value, beginning of period                                    $ 9.89       $10.03
                                                                        ------       ------
Income from investment operations:
Net investment income (loss)                                               .10          .19
Net gains (losses) (both realized and unrealized)                         1.17         (.19)
                                                                        ------       ------
Total from investment operations                                          1.27           --
                                                                        ------       ------
Less distributions:
Dividends from net investment income                                      (.10)        (.14)
                                                                        ------       ------
Net asset value, end of period                                          $11.06       $ 9.89
                                                                        ------       ------
Ratios/supplemental data
Net assets, end of period (in millions)                                    $38          $18
Ratio of expenses to average daily net assets(c)                          .63%(d)      .63%(d)
Ratio of net investment income (loss) to average daily net assets        1.94%(d)     2.35%(d)
Portfolio turnover rate (excluding short-term securities)                  16%          18%
Total return(e)                                                         12.87%(f)      .02%(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended March 31, 2005 (Unaudited).

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31   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                            2005(f)      2004        2003        2002       2001
Net asset value, beginning of period                                    $ 9.89        $8.14       $6.26      $ 8.18      $8.96
                                                                        ------        -----       -----      ------      -----
Income from investment operations:
Net investment income (loss)                                               .08          .16         .15         .14        .14
Net gains (losses) (both realized and unrealized)                         1.17         1.74        1.86       (1.45)      (.75)
                                                                        ------        -----       -----      ------      -----
Total from investment operations                                          1.25         1.90        2.01       (1.31)      (.61)
                                                                        ------        -----       -----      ------      -----
Less distributions:
Dividends from net investment income                                      (.09)        (.15)       (.13)       (.13)      (.14)
Excess distributions from net investment income                             --           --          --          --       (.01)
Distributions from realized gains                                           --           --          --        (.48)      (.02)
                                                                        ------        -----       -----      ------      -----
Total distributions                                                       (.09)        (.15)       (.13)       (.61)      (.17)
                                                                        ------        -----       -----      ------      -----
Net asset value, end of period                                          $11.05        $9.89       $8.14      $ 6.26      $8.18
                                                                        ------        -----       -----      ------      -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $74          $67         $50         $26        $22
Ratio of expenses to average daily net assets(b)                          .88%(c)      .90%        .87%        .86%       .78%
Ratio of net investment income (loss) to average daily net assets        1.69%(c)     1.83%       2.11%       1.74%      1.56%
Portfolio turnover rate (excluding short-term securities)                  16%          18%         38%         40%       105%
Total return(d)                                                         12.62%(e)    23.41%      32.39%     (17.75%)    (6.82%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended March 31, 2005 (Unaudited).

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32   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended March 31, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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33   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

                                                Beginning              Ending               Expenses
                                               account value        account value         paid during              Annualized
                                               Oct. 1, 2004        March 31, 2005         the period(a)           expense ratio
Class A
   Actual(b)                                      $1,000              $1,125.60               $5.51                   1.04%
   Hypothetical (5% return before expenses)       $1,000              $1,019.75               $5.24                   1.04%
Class B
   Actual(b)                                      $1,000              $1,121.90               $9.58                   1.81%
   Hypothetical (5% return before expenses)       $1,000              $1,015.91               $9.10                   1.81%
Class C
   Actual(b)                                      $1,000              $1,122.00               $9.58                   1.81%
   Hypothetical (5% return before expenses)       $1,000              $1,015.91               $9.10                   1.81%
Class I
   Actual(b)                                      $1,000              $1,128.70               $3.34                    .63%
   Hypothetical (5% return before expenses)       $1,000              $1,021.79               $3.18                    .63%
Class Y
   Actual(b)                                      $1,000              $1,126.20               $4.66                    .88%
   Hypothetical (5% return before expenses)       $1,000              $1,020.54               $4.43                    .88%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended March 31, 2005: +12.56% for Class A, +12.19% for Class B, +12.20% for Class C, +12.87% for Class I and +12.62% for Class Y.

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34   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

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35   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2005 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
  Mid Cap
       Value
           Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                  March 31, 2005

AXP Mid Cap Value Fund seeks to provide long-term growth of capital.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express                                                                EXPRESS
 Funds                                                                  (R)

Table of Contents

Fund Snapshot                              3

Performance Summary                        4

Questions & Answers
   with Portfolio Management               5

Investments in Securities                  9

Financial Statements                      13

Notes to Financial Statements             16

Fund Expenses Example                     27

Proxy Voting                              29

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company, the parent company of the Fund's investment manager, American Express Financial Corporation (AEFC), announced plans to pursue a spin-off of 100% of the common stock of AEFC to shareholders of American Express Company. The transaction, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company. Upon completion of the transaction AEFC will be a publicly traded company separate from American Express Company. The current agreements between the Fund and AEFC and its affiliates will remain in place. No changes in operations or personnel, including the portfolio manager or managers of the Fund, are anticipated.

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2   --   AXP MID CAP VALUE FUND  --   2005 SEMIANNUAL REPORT

Fund Snapshot
        AT MARCH 31, 2005

PORTFOLIO MANAGERS

Portfolio managers                        Since       Years in industry
Warren Spitz                              2/02               20
Steve Schroll                             2/04               24
Laton Spahr                               2/04                6

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital.

Inception dates by class
A: 2/14/02     B: 2/14/02     C: 2/14/02    I: 3/4/04      Y: 2/14/02

Ticker symbols by class
A: AMVAX       B: AMVBX       C: AMVCX      I: --          Y: --

Total net assets                                         $755.5 million

Number of holdings                                                  145

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

          STYLE
VALUE     BLEND     GROWTH
                             LARGE
   X                         MEDIUM       SIZE
                             SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Financials 19.9%
Energy 14.9%
Consumer discretionary 14.5%
Industrials 14.2%
Materials 12.1%
Utilities 9.3%
Consumer staples 3.8%
Short-term securities* 3.4%
Health care 3.0%
Information technology 2.9%
Telecommunication services 2.0%

* Of the 3.4%, 0.9% is due to security lending activity and 2.5% is the Fund's equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

XL Capital Cl A (Insurance)                                        2.6%
GlobalSantaFe (Energy equipment & services)                        2.3
Pioneer Natural Resources (Energy)                                 2.3
ACE (Insurance)                                                    2.1
Aon (Insurance)                                                    2.0
NiSource (Utilities -- natural gas)                                2.0
Public Service Enterprise Group (Utilities -- electric)            1.7
Archer-Daniels-Midland (Food)                                      1.6
PacifiCare Health Systems (Health care services)                   1.5
CSX (Industrial transportation)                                    1.5

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of small- or medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies have fewer financial resources.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP MID CAP VALUE FUND  --   2005 SEMIANNUAL REPORT

Performance Summary

(bar chart)

                             PERFORMANCE COMPARISON
                  For the six-month period ended March 31, 2005

                    +14.89%          +14.34%                  +11.58%

+14.89% = AXP Mid Cap Value Fund Class A (excluding sales charge)
+14.34% = Russell Midcap(R) Value Index(1) (unmanaged)
+11.58% = Lipper Mid-Cap Value Funds Index(2)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds.

(1) The Russell Midcap(R) Value Index, an unmanaged index, measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

(2) The Lipper Mid-Cap Value Funds Index includes the 30 largest mid-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS

                              Class A                    Class B                     Class C           Class I      Class Y
(Inception dates)            (2/14/02)                  (2/14/02)                   (2/14/02)         (3/4/04)     (2/14/02)
                                                                After                       After
                        NAV(1)      POP(2)        NAV(1)       CDSC(3)        NAV(1)       CDSC(4)     NAV(5)       NAV(6)
at March 31, 2005
6 months*               +14.89%      +8.30%       +14.53%      +10.53%        +14.53%      +13.53%     +15.01%      +14.90%
1 year                  +17.85%     +11.08%       +17.00%      +13.00%        +17.15%      +17.15%     +18.46%      +18.17%
3 years                 +12.22%     +10.03%       +11.39%      +10.58%        +11.39%      +11.39%       N/A        +12.49%
Since inception         +14.85%     +12.69%       +13.96%      +13.23%        +14.02%      +14.02%     +16.11%      +15.11%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to AXP Portfolio Builder Series funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

* Not annualized.

--------------------------------------------------------------------------------
4   --   AXP MID CAP VALUE FUND  --   2005 SEMIANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

Below, AXP Mid Cap Value Fund's portfolio management team discusses the Fund's positioning and results for the first half of the fiscal year 2005.

Q:  How did AXP Mid Cap Value Fund  perform  for the six months  ended March 31,
    2005?

A: AXP Mid Cap Value Fund rose 14.89% (Class A shares excluding sales charge) for the six months ended March 31, 2005. The Fund outpaced its benchmark, the Russell Midcap(R) Value Index, which returned 14.34%, and the Lipper Mid-Cap Value Funds Index, representing the Fund's peer group, which advanced 11.58% for the period.

Q:  What factors most significantly affected performance?

A: The Fund's relative returns were boosted by its modest exposure to the financials sector and its significant exposure to the energy sector. In the financials sector, moderate positions in regional banks and real estate investment trusts (REITs) benefited relative results most. A position in credit card company Metris also helped. To a lesser degree, positioning in the property and casualty insurance area detracted.

    Effective stock selection in health care, particularly the health care management industry through a sizable holding in PacifiCare Health Systems, and in basic materials, particularly holdings in chemicals and milling companies, also contributed positively to the Fund's relative returns. On the other hand, stock selection in the consumer discretionary and utilities sectors detracted. Stock selection also more than offset effective allocation in other energy. Positions in offshore drilling companies such as GlobalSantaFe, Nabors Inds and Transocean and refinery firm Sunoco contributed to the Fund's relative results, but these positives were outweighed by the effect of not owning Valero Energy, which was the top performer in the sector. Similarly, not owning the strongly-performing Apple Computer in the computer technology industry hurt the Fund's relative results.

    Several market factors affected results during the semiannual period. First, the relative valuations between value and growth stocks narrowed dramatically to reach historical lows. Second, higher-dividend paying sectors outperformed lower-dividend paying sectors on the strength of energy, financial and electric utility stocks. Third, surging oil prices. The price of crude oil increased by almost 25% during the first quarter of 2005. While headline-dominating high energy costs put pressure on some parts of the market, such as transportation, record-setting crude oil prices fueled strong earnings growth at many energy companies and sent their stocks up sharply.

--------------------------------------------------------------------------------
5   --   AXP MID CAP VALUE FUND  --   2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> The Fund's relative returns were boosted by its modest exposure to the financials sector and its significant exposure to the energy sector. (end callout quote)

    Another factor was the weakening U.S. dollar. On a trade-weighted basis, the U.S. dollar declined approximately 3% over the six months ended March 31, 2005. A falling dollar benefited the Fund's holdings that either maintain operations internationally and/or export their domestic-made products overseas. This was especially the case for companies in the basic materials and energy sectors. Finally, the New York Attorney General's investigation into the insurance industry generated volatility in several stocks in the financials sector.

Q:  What changes did you make to the portfolio?

A: We made very few changes to the Fund's portfolio over the semiannual period. We increased the Fund's allocation to energy a bit, particularly adding to its holdings in the oil services and oil exploration and production areas. We decreased the Fund's exposure to basic materials, reducing its holdings in the metals industry and eliminating all of its steel company holdings. We trimmed the Fund's holding in PacifiCare Health Systems, taking some profits.

    As of March 31, 2005, the Fund had significant positions in producer durables, materials and energy. The Fund had more modest positions in financials, information technology and consumer staples. The Fund portfolio had a very low turnover rate of 17% for the semiannual period.

Q:  How do you intend to manage the Fund in the coming months?

A: The U.S. economy may grow at a slower pace than many anticipate. This sluggishness, in turn, could be the basis of increased volatility in stock prices. Also, if the Federal Reserve Board increases interest rates more vigorously than the market currently expects in order to ward off inflationary pressures, then this could also raise volatility levels.

    Given this view along with our belief that large-capitalization equity valuations have become more reasonable, closing

--------------------------------------------------------------------------------
6   --   AXP MID CAP VALUE FUND  --   2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> Current yield on dividend-paying stocks is still quite attractive and we anticipate this trend will continue. (end callout quote)

    the gap with small-cap and mid-cap equities overall, we anticipate that large-cap stocks may outperform in the coming months. We further believe that style investing may become less critical with equity returns increasingly dependent on individual sector and company performance, including the ability of corporations to maintain profit margins in the face of increasing cost pressures in raw materials and, eventually, higher labor costs. Stocks of companies that are less economically sensitive and more resistant to the impact of higher interest rates appear increasingly attractive. We will stay disciplined to our deep value style of investing and to our mid-cap mandate. We also intend to slightly modify our strategy in those four areas of the equity market where the portfolio has had significant allocations for some time now -- industrials, energy, telecommunications services and select financials.

    We intend to reduce the portfolio's exposure to industrials, which incorporates basic materials and producer durables, while still maintaining a sizable allocation. Within energy, we intend to emphasize oil services and drilling companies. With high oil prices, more capital spending will likely be required to maintain the production levels needed to meet strong demand. Within telecommunications services, we anticipate that wireline companies may become less attractive going forward, as the opportunities available in U.S. long distance providers may be realized over the next 12 months or so. Thus, we intend to de-emphasize this area while maintaining a focus on foreign telecommunications companies. We expect foreign telecommunications companies to benefit from improved fundamentals and little competition. Property and casualty insurance companies disappointed in 2004, but we believe that in the year ahead pricing in the industry will be sufficient to

--------------------------------------------------------------------------------
7   --   AXP MID CAP VALUE FUND  --   2005 SEMIANNUAL REPORT

Questions & Answers

    support strong earnings outlooks and, as a result, these insurance stocks may see some upside.

    Finally, we remain optimistic about dividend-paying stocks. Current yield on dividend-paying stocks is still quite attractive and we anticipate this trend will continue. In addition, as rhetoric surrounding potential inflationary pressures grows, it is worth noting that stock dividends have historically outpaced the inflation rate.

    Given these factors and the many other historical benefits of dividend-paying stocks, we expect that investors will be willing to pay more for companies demonstrating dividend growth as part of a total return strategy going forward. Corporate managements are increasingly choosing dividend increases over stock buybacks as a method of returning wealth to shareholders. The pace of corporate dividend increases heightened both in frequency and in magnitude during the fiscal year, with the number of companies either initiating or increasing dividend payments growing. Of those companies in the S&P 500 Index, 380 currently offer dividends to their shareholders. Since the federal tax legislation providing favorable income tax treatment to qualified dividend income from equity securities was passed in 2003, there have been 629 dividend rate increases among these S&P 500 companies.

    We are pleased with the Fund's current positioning, as we believe it fits in well with our view for the equity market. As always, we will continue to emphasize stocks with attractive valuations, with a focus on mid-sized company stocks.

--------------------------------------------------------------------------------
8   --   AXP MID CAP VALUE FUND  --   2005 SEMIANNUAL REPORT

Investments in Securities

AXP Mid Cap Value Fund

March 31, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (97.9%)
Issuer                                         Shares               Value(a)

Aerospace & defense (1.8%)
Goodrich                                      193,500              $7,409,115
Rockwell Automation                           113,300               6,417,312
Total                                                              13,826,427

Airlines (0.8%)
AMR                                           394,000(b,d)          4,215,800
Continental Airlines Cl B                      60,350(b)              726,614
Northwest Airlines                            163,400(b,d)          1,093,146
Total                                                               6,035,560

Automotive & related (1.7%)
Cummins                                        87,600               6,162,660
Eaton                                          44,500               2,910,300
Johnson Controls                               41,400               2,308,464
Lear                                           34,110               1,513,120
Total                                                              12,894,544

Banks and savings & loans (2.1%)
AmSouth Bancorporation                        234,600               6,087,870
Comerica                                      103,100               5,678,748
Hibernia Cl A                                 134,100               4,292,541
Total                                                              16,059,159

Beverages & tobacco (0.7%)
Reynolds American                              62,500               5,036,875

Broker dealers (1.1%)
Bear Stearns Companies                         82,250               8,216,775

Building materials & construction (2.7%)
American Standard Companies                   103,100               4,792,088
CEMEX ADR                                     198,800(c)            7,206,500
Fluor                                         135,300               7,499,679
Insituform Technologies Cl A                   46,300(b)              671,813
Total                                                              20,170,080

Chemicals (5.3%)
Agrium                                        147,900(c)            2,699,175
Air Products & Chemicals                       46,100               2,917,669
Cabot                                         107,000               3,577,010
Compass Minerals Intl                         163,850               4,169,983
Eastman Chemical                              179,900              10,614,100

Common stocks (continued)
Issuer                                         Shares               Value(a)

Chemicals (cont.)
Imperial Chemical Inds ADR                    188,900(c)           $3,853,560
Lubrizol                                       97,700               3,970,528
Mosaic                                        178,400(b,d)          3,043,504
PPG Inds                                       70,150               5,017,128
Total                                                              39,862,657

Computer software & services (1.8%)
BMC Software                                  218,800(b)            3,282,000
Computer Sciences                              69,700(b)            3,195,745
Electronic Data Systems                       346,900               7,170,423
Total                                                              13,648,168

Electronics (0.9%)
Agilent Technologies                          102,900(b)            2,284,380
Energy Conversion Devices                      40,500(b)              920,565
Natl Semiconductor                            121,000               2,493,810
Solectron                                     423,400(b)            1,469,198
Total                                                               7,167,953

Energy (6.5%)
Amerada Hess                                   18,350               1,765,454
Ballard Power Systems                         139,600(b,c)            721,732
FuelCell Energy                                71,700(b)              715,566
Kerr-McGee                                    111,350               8,722,046
Pioneer Natural Resources                     407,900              17,425,487
Suncor Energy                                 277,100(c)           11,142,191
Sunoco                                         61,000               6,314,720
Unocal                                         40,000               2,467,600
Total                                                              49,274,796

Energy equipment & services (8.7%)
BJ Services                                   198,000              10,272,240
Cooper Cameron                                137,100(b)            7,843,491
GlobalSantaFe                                 476,700              17,656,967
McDermott Intl                                211,800(b)            4,009,374
Nabors Inds                                   117,300(b,c)          6,937,122
Smith Intl                                    109,900               6,894,027
Transocean                                     95,000(b)            4,888,700
Weatherford Intl                              115,600(b)            6,697,864
Total                                                              65,199,785

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9   --   AXP MID CAP VALUE FUND  --   2005 SEMIANNUAL REPORT

Issuer                                         Shares               Value(a)

Financial services (1.9%)
Capital One Financial                          78,700              $5,884,399
Metris Companies                              710,300(b)            8,232,377
Total                                                              14,116,776

Food (2.7%)
Archer-Daniels-Midland                        484,800              11,916,384
Del Monte Foods                               174,600(b)            1,894,410
Tyson Foods Cl A                              380,900               6,353,412
Total                                                              20,164,206

Furniture & appliances (1.4%)
Mohawk Inds                                    21,000(b)            1,770,300
Stanley Works                                  99,000               4,481,730
Whirlpool                                      69,200               4,686,916
Total                                                              10,938,946

Health care services (3.0%)
PacifiCare Health Systems                     200,800(b)           11,429,536
Service Corp Intl                             520,400(b)            3,892,592
Tenet Healthcare                              639,800(b)            7,376,894
Total                                                              22,699,022

Home building (0.8%)
Centex                                         34,200               1,958,634
DR Horton                                      51,266               1,499,018
KB HOME                                         6,950                 816,347
Lennar Cl A                                    36,150               2,048,982
Total                                                               6,322,981

Household products (0.5%)
Clorox                                         63,000               3,968,370

Industrial transportation (1.5%)
CSX                                           271,000              11,287,150

Insurance (11.9%)
ACE                                           399,300(c)           16,479,111
Aon                                           683,300              15,606,572
Bristol West Holdings                         212,700               3,296,850
CIGNA                                          31,900               2,848,670
Everest Re Group                              102,400(c)            8,715,264
Jefferson-Pilot                                31,900               1,564,695
Lincoln Natl                                   55,750               2,516,555
Loews                                         141,700              10,420,618
Torchmark                                      60,700               3,168,540
Willis Group Holdings                         133,000(c)            4,903,710
XL Capital Cl A                               276,100(c)           19,981,356
Total                                                              89,501,941

Common stocks (continued)
Issuer                                         Shares               Value(a)

Leisure time & entertainment (1.9%)
Hasbro                                        169,800              $3,472,410
Royal Caribbean Cruises                       241,300              10,783,697
Total                                                              14,256,107

Lodging & gaming (0.6%)
Starwood Hotels &
  Resorts Worldwide                            75,500               4,532,265

Machinery (2.7%)
AGCO                                          396,900(b)            7,243,425
Ingersoll-Rand Cl A                           123,500(c)            9,836,775
Manitowoc                                      88,800               3,586,632
Total                                                              20,666,832

Media (2.4%)
Dex Media                                     111,900               2,310,735
Dun & Bradstreet                               43,200(b)            2,654,640
Interpublic Group of Companies                402,600(b)            4,943,928
RR Donnelley & Sons                           146,900               4,644,978
Tribune                                        97,200               3,875,364
Total                                                              18,429,645

Metals (1.0%)
Phelps Dodge                                   73,100               7,436,463

Multi-industry (7.6%)
Ameron Intl                                       800                  28,800
Cooper Inds Cl A                              123,400               8,825,568
Crane                                          73,400               2,113,186
Diebold                                        87,400               4,793,890
Dover                                         214,100               8,090,839
Eastman Kodak                                 165,100               5,374,005
Monsanto                                      105,500               6,804,750
Pitney Bowes                                   75,250               3,395,280
Ritchie Bros Auctioneers                       91,400(c)            2,888,240
Textron                                        64,525               4,814,856
YORK Intl                                     252,900               9,908,621
Total                                                              57,038,035

Paper & packaging (2.4%)
Abitibi-Consolidated                          197,450(c)              914,194
Bowater                                       177,400               6,682,658
Georgia-Pacific                                66,200               2,349,438
MeadWestvaco                                  139,800               4,448,436
Temple-Inland                                  51,100               3,707,305
Total                                                              18,102,031

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
10   --   AXP MID CAP VALUE FUND  --   2005 SEMIANNUAL REPORT

Issuer                                         Shares               Value(a)

Precious metals (1.0%)
Freeport-McMoRan
  Copper & Gold Cl B                          181,600              $7,193,176

Real estate investment trust (3.2%)
Boston Properties                              33,300               2,005,659
Crescent Real Estate Equities                 402,400               6,575,216
Equity Residential                            244,500               7,875,345
Rayonier                                      159,900               7,919,847
Total                                                              24,376,067

Retail -- general (4.3%)
AnnTaylor Stores                              167,700(b)            4,291,443
AutoZone                                       26,600(b)            2,279,620
Family Dollar Stores                          174,800               5,306,928
Federated Dept Stores                          43,500               2,768,340
JC Penney                                      87,500               4,543,000
May Dept Stores                               108,800               4,027,776
RadioShack                                     80,500               1,972,250
Toys "R" Us                                   296,700(b)            7,642,992
Total                                                              32,832,349

Telecom equipment & services (0.1%)
Tellabs                                       108,300(b)              790,590

Textiles & apparel (1.5%)
Liz Claiborne                                 182,550               7,325,732
VF                                             61,600               3,643,024
Total                                                              10,968,756

Utilities -- electric (7.2%)
CMS Energy                                    160,700(b)            2,095,528
Consolidated Edison                            82,000               3,458,760
Constellation Energy Group                     58,200               3,008,940
DPL                                           152,100               3,802,500
DTE Energy                                    102,800               4,675,344
Energy East                                   330,500               8,665,710
FirstEnergy                                   110,300               4,627,085
Pinnacle West Capital                         196,200               8,340,462
Plug Power                                    119,700(b)              790,020
Public Service Enterprise Group               245,800              13,369,062
Xcel Energy                                    93,300               1,602,894
Total                                                              54,436,305

Utilities -- natural gas (2.3%)
El Paso                                       167,200               1,768,976
NiSource                                      677,100              15,431,109
Total                                                              17,200,085

Common stocks (continued)
Issuer                                         Shares               Value(a)

Utilities -- telephone (2.0%)
CenturyTel                                    223,600              $7,343,024
MCI                                           191,300               4,763,370
Qwest Communications Intl                     877,900(b)            3,248,230
Total                                                              15,354,624

Total common stocks
(Cost: $625,109,780)                                             $740,005,501

Preferred stock (--%)
Issuer                                         Shares               Value(a)

Xerox
  6.25% Cv                                      2,560                $336,845

Total preferred stock
(Cost: $256,000)                                                     $336,845

Short-term securities (3.5%)(e)
Issuer                 Effective               Amount               Value(a)
                         yield               payable at
                                              maturity

U.S. government agencies (2.7%)
Federal Home Loan Mtge Corp Disc Nt
  04-12-05                2.69%            $3,100,000              $3,097,220
Federal Natl Mtge Assn
  05-03-05                2.63              5,900,000               5,885,797
  05-11-05                2.60              1,500,000               1,495,566
  05-17-05                2.82              5,000,000               4,981,657
  06-01-05                2.82              5,000,000               4,975,855
Total                                                              20,436,095

Commercial paper (0.8%)
BNP Paribas North America
  04-01-05                2.86              6,000,000               5,999,523

Total short-term securities
(Cost: $26,437,079)                                               $26,435,618

Total investments in securities
(Cost: $651,802,859)(f)                                          $766,777,964

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11   --   AXP MID CAP VALUE FUND  --   2005 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)     Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At March 31, 2005, the value of foreign securities represented 12.7% of net assets.

(d) At March 31, 2005, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 0.9% of net assets. See Note 5 to the financial statements. 2.6% of net assets is the Fund's cash equivalent position.

(f) At March 31, 2005, the cost of securities for federal income tax purposes was approximately $651,803,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

        Unrealized appreciation                                  $124,555,000
        Unrealized depreciation                                    (9,580,000)
                                                                   ----------
        Net unrealized appreciation                              $114,975,000
                                                                 ------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
12   --   AXP MID CAP VALUE FUND  --   2005 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Mid Cap Value Fund

March 31, 2005 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
     (identified cost $651,802,859)                                                                            $766,777,964
Capital shares receivable                                                                                           623,112
Dividends and accrued interest receivable                                                                           988,629
Receivable for investment securities sold                                                                        10,286,736
                                                                                                                 ----------
Total assets                                                                                                    778,676,441
                                                                                                                -----------
Liabilities
Disbursements in excess of cash on demand deposit                                                                       169
Capital shares payable                                                                                              160,557
Payable for investment securities purchased                                                                      16,144,864
Payable upon return of securities loaned (Note 5)                                                                 6,724,800
Accrued investment management services fee                                                                           14,333
Accrued distribution fee                                                                                              9,204
Accrued service fee                                                                                                       1
Accrued transfer agency fee                                                                                           3,984
Accrued administrative services fee                                                                                   1,024
Other accrued expenses                                                                                               77,544
                                                                                                                     ------
Total liabilities                                                                                                23,136,480
                                                                                                                 ----------
Net assets applicable to outstanding capital stock                                                             $755,539,961
                                                                                                               ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                       $    981,151
Additional paid-in capital                                                                                      606,652,226
Undistributed net investment income                                                                               1,341,579
Accumulated net realized gain (loss)                                                                             31,589,900
Unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                                         114,975,105
                                                                                                                -----------
Total -- representing net assets applicable to outstanding capital stock                                       $755,539,961
                                                                                                               ============
Net assets applicable to outstanding shares:                Class A                                            $531,918,251
                                                            Class B                                            $197,542,387
                                                            Class C                                            $  9,151,972
                                                            Class I                                            $ 16,377,406
                                                            Class Y                                            $    549,945
Net asset value per share of outstanding capital stock:     Class A shares            68,766,789               $       7.74
                                                            Class B shares            25,975,318               $       7.61
                                                            Class C shares             1,203,236               $       7.61
                                                            Class I shares             2,099,032               $       7.80
                                                            Class Y shares                70,708               $       7.78
                                                                                          ------               ------------
* Including securities on loan, at value (Note 5)                                                              $  6,005,530
                                                                                                               ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   --   AXP MID CAP VALUE FUND  --   2005 SEMIANNUAL REPORT

Statement of operations
AXP Mid Cap Value Fund

Six months ended March 31, 2005 (Unaudited)
Investment income
Income:
Dividends                                                                                                       $ 5,916,941
Interest                                                                                                            181,433
Fee income from securities lending (Note 5)                                                                          16,771
     Less foreign taxes withheld                                                                                     (9,952)
                                                                                                                     ------
Total income                                                                                                      6,105,193
                                                                                                                  ---------
Expenses (Note 2):
Investment management services fee                                                                                2,384,934
Distribution fee
     Class A                                                                                                        537,293
     Class B                                                                                                        814,655
     Class C                                                                                                         38,266
Transfer agency fee                                                                                                 592,718
Incremental transfer agency fee
     Class A                                                                                                         45,337
     Class B                                                                                                         31,748
     Class C                                                                                                          1,525
Service fee -- Class Y                                                                                                  221
Administrative services fees and expenses                                                                           159,424
Compensation of board members                                                                                         4,756
Custodian fees                                                                                                       51,980
Printing and postage                                                                                                 94,795
Registration fees                                                                                                    74,320
Audit fees                                                                                                            9,500
Other                                                                                                                15,867
                                                                                                                     ------
Total expenses                                                                                                    4,857,339
     Earnings credits on cash balances (Note 2)                                                                      (3,814)
                                                                                                                     ------
Total net expenses                                                                                                4,853,525
                                                                                                                  ---------
Investment income (loss) -- net                                                                                   1,251,668
                                                                                                                  ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
     Security transactions (Note 3)                                                                              34,816,905
     Foreign currency transactions                                                                                     (187)
                                                                                                                       ----
Net realized gain (loss) on investments                                                                          34,816,718
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                                          44,403,748
                                                                                                                 ----------
Net gain (loss) on investments and foreign currencies                                                            79,220,466
                                                                                                                 ----------
Net increase (decrease) in net assets resulting from operations                                                 $80,472,134
                                                                                                                ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   --   AXP MID CAP VALUE FUND  --   2005 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Mid Cap Value Fund
                                                                                      March 31, 2005           Sept. 30, 2004
                                                                                     Six months ended            Year ended
                                                                                        (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                      $  1,251,668              $  1,139,850
Net realized gain (loss) on investments                                                34,816,718                 8,754,882
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                  44,403,748                58,088,189
                                                                                       ----------                ----------
Net increase (decrease) in net assets resulting from operations                        80,472,134                67,982,921
                                                                                       ----------                ----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                          (1,089,118)                  (67,671)
      Class I                                                                            (123,103)                       --
      Class Y                                                                              (1,447)                      (96)
   Net realized gain
      Class A                                                                          (3,510,934)                       --
      Class B                                                                          (1,364,056)                       --
      Class C                                                                             (63,590)                       --
      Class I                                                                            (210,847)                       --
      Class Y                                                                              (3,486)                       --
                                                                                       ----------                   -------
Total distributions                                                                    (6,366,581)                  (67,767)
                                                                                       ----------                   -------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                            178,919,060               206,653,535
   Class B shares                                                                      62,243,829                73,571,382
   Class C shares                                                                       2,563,808                 3,355,180
   Class I shares                                                                      13,425,558                19,139,231
   Class Y shares                                                                         213,791                   333,101
Reinvestment of distributions at net asset value
   Class A shares                                                                       4,550,765                    66,958
   Class B shares                                                                       1,349,102                        --
   Class C shares                                                                          60,948                        --
   Class I shares                                                                         333,875                        --
   Class Y shares                                                                           4,758                        87
Payments for redemptions
   Class A shares                                                                     (33,446,385)              (32,605,272)
   Class B shares (Note 2)                                                            (13,197,923)              (23,621,765)
   Class C shares (Note 2)                                                               (899,746)                 (693,845)
   Class I shares                                                                     (19,891,227)                   (6,534)
   Class Y shares                                                                         (78,616)                  (75,758)
                                                                                          -------                   -------
Increase (decrease) in net assets from capital share transactions                     196,151,597               246,116,300
                                                                                      -----------               -----------
Total increase (decrease) in net assets                                               270,257,150               314,031,454
Net assets at beginning of period                                                     485,282,811               171,251,357
                                                                                      -----------               -----------
Net assets at end of period                                                          $755,539,961              $485,282,811
                                                                                     ============              ============
Undistributed net investment income                                                  $  1,341,579              $  1,303,579
                                                                                     ------------              ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   --   AXP MID CAP VALUE FUND  --   2005 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Mid Cap Value Fund

(Unaudited as to March 31, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Investment Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Investment Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of medium-sized companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At March 31, 2005, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 2.17% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
16   --   AXP MID CAP VALUE FUND  --   2005 SEMIANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
17   --   AXP MID CAP VALUE FUND  --   2005 SEMIANNUAL REPORT

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

--------------------------------------------------------------------------------
18   --   AXP MID CAP VALUE FUND  --   2005 SEMIANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.70% to 0.58% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Mid-Cap Value Funds Index. In certain circumstances, the board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $217,502 for the six months ended March 31, 2005.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.05% to 0.02% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

--------------------------------------------------------------------------------
19   --   AXP MID CAP VALUE FUND  --   2005 SEMIANNUAL REPORT

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,370,291 for Class A, $63,027 for Class B and $811 for Class C for the six months ended March 31, 2005.

AEFC and its affiliates have agreed to waive certain fees and expenses until Sept. 30, 2005. Under this agreement, net expenses will not exceed 1.40% for Class A, 2.16% for Class B, 2.16% for Class C, 0.93% for Class I and 1.22% for Class Y of the Fund's average daily net assets. For the six months ended March 31, 2005, the waiver was not invoked since the Fund's expenses were below the cap amount.

During the six months ended March 31, 2005, the Fund's custodian and transfer agency fees were reduced by $3,814 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

--------------------------------------------------------------------------------
20   --   AXP MID CAP VALUE FUND  --   2005 SEMIANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $293,164,819 and $105,904,907, respectively, for the six months ended March 31, 2005. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                              Six months ended March 31, 2005
                                              Class A      Class B       Class C      Class I      Class Y
Sold                                       24,097,891    8,530,700       348,735    1,805,528       28,992
Issued for reinvested distributions           607,579      182,805         8,247       44,222          632
Redeemed                                   (4,504,210)  (1,799,389)     (125,129)  (2,666,348)     (10,817)
                                           ----------   ----------      --------   ----------      -------
Net increase (decrease)                    20,201,260    6,914,116       231,853     (816,598)      18,807
                                           ----------    ---------       -------     --------       ------

                                                                 Year ended Sept. 30, 2004
                                              Class A      Class B       Class C     Class I*      Class Y
Sold                                       32,412,358   11,746,713       536,238    2,916,620       52,090
Issued for reinvested distributions            10,977           --            --           --           14
Redeemed                                   (5,100,186)  (3,738,157)     (111,029)        (990)     (11,575)
                                           ----------   ----------      --------         ----      -------
Net increase (decrease)                    27,323,149    8,008,556       425,209    2,915,630       40,529
                                           ----------    ---------       -------    ---------       ------

* Inception date was March 4, 2004.

5. LENDING OF PORTFOLIO SECURITIES

At March 31, 2005, securities valued at $6,005,530 were on loan to brokers. For collateral, the Fund received $6,724,800 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $16,771 for the six months ended March 31, 2005. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended March 31, 2005.

--------------------------------------------------------------------------------
21   --   AXP MID CAP VALUE FUND  --   2005 SEMIANNUAL REPORT

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                             2005(h)      2004         2003          2002(b)
Net asset value, beginning of period                                     $6.81        $5.23        $4.01        $ 5.10
                                                                         -----        -----        -----        ------
Income from investment operations:
Net investment income (loss)                                               .01          .02          .02           .01
Net gains (losses) (both realized and unrealized)                         1.00         1.56         1.22         (1.10)
                                                                         -----        -----        -----        ------
Total from investment operations                                          1.01         1.58         1.24         (1.09)
                                                                         -----        -----        -----        ------
Less distributions:
Dividends from net investment income                                      (.02)          --         (.02)           --
Distributions from realized gains                                         (.06)          --           --            --
                                                                         -----        -----        -----        ------
Total distributions                                                       (.08)          --         (.02)           --
                                                                         -----        -----        -----        ------
Net asset value, end of period                                           $7.74        $6.81        $5.23        $ 4.01
                                                                         -----        -----        -----        ------
Ratios/supplemental data
Net assets, end of period (in millions)                                   $532         $331         $111           $54
Ratio of expenses to average daily net assets(c)                         1.37%(d)     1.39%(e)     1.38%(e)      1.38%(d),(e)
Ratio of net investment income (loss) to average daily net assets         .60%(d)      .59%         .67%          .86%(d)
Portfolio turnover rate (excluding short-term securities)                  17%           9%          36%           18%
Total return(f)                                                         14.89%(g)    30.27%       31.11%       (21.37%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 14, 2002 (when shares became publicly available) to Sept. 30, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.40%, 1.45% and 1.96% for the periods ended Sept. 30, 2004, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended March 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
22   --   AXP MID CAP VALUE FUND  --   2005 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                             2005(h)      2004         2003          2002(b)
Net asset value, beginning of period                                     $6.70        $5.18        $3.99        $ 5.10
                                                                         -----        -----        -----        ------
Income from investment operations:
Net investment income (loss)                                               .01         (.01)          --            --
Net gains (losses) (both realized and unrealized)                          .96         1.53         1.19         (1.11)
                                                                         -----        -----        -----        ------
Total from investment operations                                           .97         1.52         1.19         (1.11)
                                                                         -----        -----        -----        ------
Less distributions:
Distributions from realized gains                                         (.06)          --           --            --
                                                                         -----        -----        -----        ------
Net asset value, end of period                                           $7.61        $6.70        $5.18        $ 3.99
                                                                         -----        -----        -----        ------
Ratios/supplemental data
Net assets, end of period (in millions)                                   $198         $128          $57           $30
Ratio of expenses to average daily net assets(c)                         2.14%(d)     2.15%(e)     2.14%(e)      2.15%(d),(e)
Ratio of net investment income (loss) to average daily net assets        (.17%)(d)    (.22%)       (.09%)         .10%(d)
Portfolio turnover rate (excluding short-term securities)                  17%           9%          36%           18%
Total return(f)                                                         14.53%(g)    29.34%       29.95%       (21.76%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 14, 2002 (when shares became publicly available) to Sept. 30, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.16%, 2.21% and 2.72% for the periods ended Sept. 30, 2004, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended March 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
23   --   AXP MID CAP VALUE FUND  --   2005 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                             2005(h)      2004         2003          2002(b)
Net asset value, beginning of period                                     $6.70        $5.19        $3.99        $ 5.10
                                                                         -----        -----        -----        ------
Income from investment operations:
Net investment income (loss)                                               .01         (.01)         .01            --
Net gains (losses) (both realized and unrealized)                          .96         1.52         1.20         (1.11)
                                                                         -----        -----        -----        ------
Total from investment operations                                           .97         1.51         1.21         (1.11)
                                                                         -----        -----        -----        ------
Less distributions:
Dividends from net investment income                                        --           --         (.01)           --
Distributions from realized gains                                         (.06)          --           --            --
                                                                         -----        -----        -----        ------
Total distributions                                                       (.06)          --         (.01)           --
                                                                         -----        -----        -----        ------
Net asset value, end of period                                           $7.61        $6.70        $5.19        $ 3.99
                                                                         -----        -----        -----        ------
Ratios/supplemental data
Net assets, end of period (in millions)                                     $9           $7           $3            $2
Ratio of expenses to average daily net assets(c)                         2.14%(d)     2.15%(e)     2.15%(e)      2.15%(d),(e)
Ratio of net investment income (loss) to average daily net assets        (.18%)(d)    (.21%)       (.09%)         .12%(d)
Portfolio turnover rate (excluding short-term securities)                  17%           9%          36%           18%
Total return(f)                                                         14.53%(g)    29.09%       30.25%       (21.76%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 14, 2002 (when shares became publicly available) to Sept. 30, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.16%, 2.21% and 2.72% for the periods ended Sept. 30, 2004, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended March 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
24   --   AXP MID CAP VALUE FUND  --   2005 SEMIANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                             2005(h)      2004(b)
Net asset value, beginning of period                                     $6.87        $6.73
                                                                         -----        -----
Income from investment operations:
Net investment income (loss)                                               .04          .04
Net gains (losses) (both realized and unrealized)                          .99          .10
                                                                         -----        -----
Total from investment operations                                          1.03          .14
                                                                         -----        -----
Less distributions:
Dividends from net investment income                                      (.04)          --
Distributions from realized gains                                         (.06)          --
                                                                         -----        -----
Total distributions                                                       (.10)          --
                                                                         -----        -----
Net asset value, end of period                                           $7.80        $6.87
                                                                         -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $16          $20
Ratio of expenses to average daily net assets(c)                          .89%(d)      .88%(d),(e)
Ratio of net investment income (loss) to average daily net assets        1.05%(d)     1.46%(d)
Portfolio turnover rate (excluding short-term securities)                  17%           9%
Total return(f)                                                         15.01%(g)     2.08%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class I would have been 0.89% for the period ended Sept. 30, 2004.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended March 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
25   --   AXP MID CAP VALUE FUND  --   2005 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                             2005(h)      2004         2003          2002(b)
Net asset value, beginning of period                                     $6.85        $5.25        $4.01        $ 5.10
                                                                         -----        -----        -----        ------
Income from investment operations:
Net investment income (loss)                                               .03          .02          .03           .01
Net gains (losses) (both realized and unrealized)                          .99         1.58         1.23         (1.10)
                                                                         -----        -----        -----        ------
Total from investment operations                                          1.02         1.60         1.26         (1.09)
                                                                         -----        -----        -----        ------
Less distributions:
Dividends from net investment income                                      (.03)          --         (.02)           --
Distributions from realized gains                                         (.06)          --           --            --
                                                                         -----        -----        -----        ------
Total distributions                                                       (.09)          --         (.02)           --
                                                                         -----        -----        -----        ------
Net asset value, end of period                                           $7.78        $6.85        $5.25        $ 4.01
                                                                         -----        -----        -----        ------
Ratios/supplemental data
Net assets, end of period (in millions)                                     $1          $--          $--           $--
Ratio of expenses to average daily net assets(c)                         1.20%(d)     1.21%(e)     1.17%(e)      1.18%(d),(e)
Ratio of net investment income (loss) to average daily net assets         .76%(d)      .81%         .85%          .94%(d)
Portfolio turnover rate (excluding short-term securities)                  17%           9%          36%           18%
Total return(f)                                                         14.90%(g)    30.57%       31.57%       (21.37%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 14, 2002 (when shares became publicly available) to Sept. 30, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.22%, 1.27% and 1.78% for the periods ended Sept. 30, 2004, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended March 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
26   --   AXP MID CAP VALUE FUND  --   2005 SEMIANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended March 31, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
27   --   AXP MID CAP VALUE FUND  --   2005 SEMIANNUAL REPORT

                                                 Beginning          Ending          Expenses
                                               account value     account value     paid during       Annualized
                                               Oct. 1, 2004     March 31, 2005    the period(a)     expense ratio
Class A
     Actual(b)                                    $1,000           $1,148.90          $7.34             1.37%
     Hypothetical (5% return before expenses)     $1,000           $1,018.10          $6.89             1.37%
Class B
     Actual(b)                                    $1,000           $1,145.30         $11.45             2.14%
     Hypothetical (5% return before expenses)     $1,000           $1,014.26         $10.75             2.14%
Class C
     Actual(b)                                    $1,000           $1,145.30         $11.45             2.14%
     Hypothetical (5% return before expenses)     $1,000           $1,014.26         $10.75             2.14%
Class I
     Actual(b)                                    $1,000           $1,150.10          $4.77              .89%
     Hypothetical (5% return before expenses)     $1,000           $1,020.49          $4.48              .89%
Class Y
     Actual(b)                                    $1,000           $1,149.00          $6.43             1.20%
     Hypothetical (5% return before expenses)     $1,000           $1,018.95          $6.04             1.20%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended March 31, 2005: +14.89% for Class A, +14.53% for Class B, +14.53% for Class C, +15.01% for Class I and +14.90% for Class Y.

--------------------------------------------------------------------------------
28   --   AXP MID CAP VALUE FUND  --   2005 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
29   --   AXP MID CAP VALUE FUND  --   2005 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
  Mutual

                                                               Semiannual Report
                                                            for the Period Ended
                                                                  March 31, 2005

AXP Mutual seeks to provide shareholders with a balance of growth of capital and current income.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express                                                                EXPRESS
 Funds                                                                  (R)

Table of Contents

Fund Snapshot                                              3

Performance Summary                                        4

Questions & Answers
  with Portfolio Management                                6

Investments in Securities                                 12

Financial Statements (Portfolio)                          26

Notes to Financial Statements (Portfolio)                 29

Financial Statements (Fund)                               34

Notes to Financial Statements (Fund)                      37

Fund Expenses Example                                     45

Proxy Voting                                              47

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company, the parent company of the Fund's investment manager, American Express Financial Corporation (AEFC), announced plans to pursue a spin-off of 100% of the common stock of AEFC to shareholders of American Express Company. The transaction, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company. Upon completion of the transaction AEFC will be a publicly traded company separate from American Express Company. The current agreements between the Fund and AEFC and its affiliates will remain in place. No changes in operations or personnel, including the portfolio manager or managers of the Fund, are anticipated.

[Dalbar logo]

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Fund Snapshot
        AT MARCH 31, 2005

PORTFOLIO MANAGERS

Portfolio managers                        Since       Years in industry

Fixed Income
Tom Murphy, CFA                           2/03               18
Scott Kirby                               6/03               25
Jamie Jackson, CFA                        6/03               16

Equities
Bob Ewing, CFA                            4/02               16

FUND OBJECTIVE

For investors seeking a balance of growth of capital and current income.

Inception dates by class
A: 4/16/40        B: 3/20/95        C: 6/26/00       Y: 3/20/95

Ticker symbols by class
A: INMUX          B: IDMBX          C: --            Y: IDMYX

Total net assets                                         $1.332 billion

Number of holdings                                                  493

STYLE MATRIX

Equities

Shading within the style matrix indicates areas in which the Fund generally invests.

          STYLE
VALUE     BLEND     GROWTH
  X                           LARGE
                              MEDIUM       SIZE
                              SMALL

Bonds

Shading within the style matrix indicates areas in which the Fund generally invests.

        DURATION
SHORT     INT.      LONG
           X          X       HIGH
           X          X       MEDIUM       QUALITY
                              LOW

TOP TEN HOLDINGS

Percentage of portfolio assets

U.S. Treasury Bonds
   6.25% 2023
(U.S. government obligations & agencies)                           2.4%
Citigroup (Finance companies)                                      2.4
Exxon Mobil (Energy)                                               2.1
Bank of America (Banks and savings & loans)                        2.1
ConocoPhillips (Energy)                                            1.6
JPMorgan Chase & Co (Broker-dealers)                               1.4
ChevronTexaco (Energy)                                             1.3
Altria Group (Beverages & tobacco)                                 1.2
American Intl Group (Insurance)                                    1.2
U.S. Treasury Bonds
   4.00% 2010
(U.S. government obligations & agencies)                           1.2

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Performance Summary

[bar chart]

                             PERFORMANCE COMPARISON
                 For the six-month period ended March 31, 2005

               +5.33%       +6.88%         +0.47%        +5.04%

+5.33% = AXP Mutual Class A (including sales charge)
+6.88% = S&P 500 Index(1) (unmanaged)
+0.47% = Lehman Brothers Aggregate Bond Index(2) (unmanaged)
+5.04% = Lipper Balanced Funds Index(3)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds.

(1) Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

(3) The Lipper Balanced Funds Index includes the 30 largest balanced funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Performance Summary

AVERAGE ANNUAL TOTAL RETURNS

                              Class A                Class B                     Class C                  Class Y
(Inception dates)            (4/16/40)              (3/20/95)                   (6/26/00)                (3/20/95)
                        NAV(1)    POP(2)       NAV(1)   After CDSC(3)      NAV(1)   After CDSC(4)         NAV(5)
at March 31, 2005
6 months*               +5.33%    -0.72%       +4.94%      +0.94%          +4.95%      +3.95%             +5.42%
1 year                  +5.96%    -0.13%       +5.14%      +1.14%          +5.18%      +5.18%             +6.13%
3 years                 +4.13%    +2.09%       +3.33%      +2.38%          +3.31%      +3.31%             +4.30%
5 years                 -3.19%    -4.33%       -3.92%      -4.10%            N/A         N/A              -3.02%
10 years                +4.62%    +4.00%       +3.82%      +3.82%            N/A         N/A              +4.77%
Since inception         +8.46%    +8.36%       +3.94%      +3.94%          -3.40%      -3.40%             +4.89%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
5   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

Below, AXP Mutual's portfolio management team discusses the Fund's positioning and results for first half of fiscal year 2005.

Q:  How did AXP Mutual perform for the six months ended March 31, 2005?

A: AXP Mutual rose 5.33% (Class A shares excluding sales charge) for the six months ended March 31, 2005, outperforming the 5.04% advance of the Lipper Balanced Funds Index, representing the Fund's peer group. The S&P 500 Index increased 6.88% and the Lehman Brothers Aggregate Bond Index (Lehman Index) rose 0.47% over the same period.

Q: What factors most affected asset allocation and performance for the equity portion of the Fund?

A: The stock market performed quite well in the first three months of the fiscal year, responding favorably to the uncontested resolution of the U.S. presidential election and data that suggested continued economic growth. In the last three months of the fiscal period, the equity markets retrenched, weighed down by concerns about higher interest rates, potential for inflationary pressures and sustained high energy prices. The equity portion of the portfolio performed in line with the market during the full period, as sector allocations added modest value and stock selection detracted.

ASSET ALLOCATION & SECTOR COMPOSITION

Percentage of portfolio assets at March 31, 2005

(pie chart)

Stocks 62.0%
Financials 17.3%
Energy 7.8%
Industrials 7.8%
Consumer discretionary 7.2%
Consumer staples 5.2%
Information technology 5.2%
Health care 3.5%
Telecommunication services 3.1%
Utilities 2.8%
Materials 2.1%

Bonds 35.3%
Mortgage-backed securities 13.9%
U.S. government obligations & agencies 9.4%
Corporate bonds* 7.5%
CMBS/ABS** 4.1%
Foreign government bonds 0.4%

Cash equivalents
Short-term securities*** 2.7%

  *  Includes 2.8% Financials, 1.1% Consumer discretionary, 0.9%
     Telecommunication services, 0.7% Utilities, 0.6% Information technology, 0.5% Energy, 0.4% Materials, 0.3% Health care and 0.2% Industrials.

 **  Commercial mortgage-backed securities/Asset-backed securities

*** Of the 2.7%,1.6% is due to security lending activity and 1.1% is the Portfolio's cash equivalent position.

--------------------------------------------------------------------------------
6   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> From a sector allocation standpoint, the Fund's positioning in consumer staples was the leading positive contributor. (end callout quote)

    The energy sector was a significant detractor. Energy was a top performing sector and although the Fund had roughly the same weighting as our equity benchmark, stock selection was not favorable. Within the sector, we preferred less aggressive stocks that did not keep up with a rally fueled by record oil prices.

    Stock selection in health care hampered the equity portfolio's relative results as well. A large position in pharmaceuticals had a negative impact, but was partially mitigated by better results from our holdings in the hospital industry. Another unfavorable factor during the period was the Fund's light exposure to HMOs, which performed very well for the six months.

    In the financial sector, diversified financial services company AIG and mortgage financer Fannie Mae were key factors that detracted from performance. AIG has suffered from ongoing disclosures and scrutiny of its accounting methods as well as the ousting of its chief executive officer. Fannie Mae's regulatory and accounting difficulties also continued.

    From a sector allocation standpoint, the Fund's positioning in consumer staples was the leading positive contributor. Our positioning in utilities was too small and detracted from our relative return, and our positioning in technology stocks was too high. Although the technology sector advanced during the period, the gain was less than that of the Fund's equity benchmark.

    Positive individual contributors to relative performance included hospital stock HCA, which benefited from the market's positive response to the company's unexpected report of strong admissions during the fourth quarter and moderating bad debt. Colgate-Palmolive was our second most significant contributor, followed by oil stocks ConocoPhillips and Transocean, and another hospital stock Lincare.

    The primary detractors during the six-month period were all strong performing stocks in which the Fund had lower-than-equity benchmark positions.

--------------------------------------------------------------------------------
7   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> We generally continue to favor defensive alternatives such as AAA-rated commercial mortgage-backed securities, asset-backed securities and structured mortgages. (end callout quote)

    These included Exxon Mobil, General Electric, Altria, Texas Utilities and DuPont. We maintained low weightings in most of these stocks because we considered their valuations too high and in some cases, had concerns about their fundamentals as well.

    The Fund's allocation between stocks and bonds was essentially unchanged during the period. We typically do not make significant changes to the allocation, which is approximately 65% equities and 35% bonds, unless there is a significant valuation disparity between stocks and bonds.

Q: How did the fixed-income portion of the Fund perform during the semiannual period?

A: The Fund's duration was shorter than that of the Lehman Index, and this added to our relative return as interest rates rose. Effective positioning of securities along the yield curve was also beneficial as the yield curve continued to flatten as we anticipated. The Fund's defensive positioning in commercial mortgage-backed securities and asset-backed securities was also advantageous, as was a generally defensive posture in the corporate bond segment. During the first several months of the semiannual period, the Fund also benefited from a small global bond position that included holdings denominated in euros and a non-dollar position in unhedged German bonds. These global bonds performed well in response to a weaker U.S. dollar. We sold the Fund's position in euro-denominated bonds by the end of 2004, taking profits when they reached the price targets we had set for them.

    In other fixed income sectors, our strategy produced mixed results. For example, individual security selection in the corporate segment helped during the first three months of the period, but was a modest drag during the second half when the Fund's holdings in the telecommunications and media sectors underperformed. Similarly, the Fund's allocation to high-yield corporate bonds boosted relative results during the early months of the fiscal period, but detracted in the first three months of calendar 2005.

--------------------------------------------------------------------------------
8   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Questions & Answers

    A modest position in mortgage-backed securities detracted from relative performance during the first several months of the period when that sector performed relatively well, but helped in February and March 2005, when volatile Treasury yields dampened returns on mortgage securities. We maintained a modest mortgage allocation because we considered mortgage valuations expensive by historical standards and because we correctly believed these securities would underperform other fixed income sectors if market volatility increased.

Q:  What changes did you make to the Fund and how is it currently positioned?

A: The Fund's technology weighting was approximately equal to that of the market six months ago, but over the course of the period, we moved to a larger-than-equity benchmark position as the stocks underperformed and valuations became more attractive to us. We also increased our utility holdings once interest rates rose a bit and the stocks had underperformed. However, the Fund still has a smaller-than-equity benchmark weighting in utilities. We also modestly increased our telecommunications holdings due to some interesting valuation opportunities, as well as renewed consolidation activity within the industry.

    We reduced our weighting in health care. Our positions in hospitals and HMOs performed well, so we took some profits. We also reduced our pharmaceutical and biotechnology positions, industries that have not performed well.

    Finally, we decreased our materials holdings. We sold some materials stocks because they had been strong performers and no longer met our valuation threshold.

    Within the fixed income portion of the Fund, we added intermediate-term Treasury Inflation Protected Securities (TIPS), but subsequently sold these securities. Because TIPS accrue performance based on changes to inflation, these securities benefited from higher inflation during the short time the Fund owned them. We reduced exposure to the corporate sector early in the period, bringing the allocation more in line with the benchmark index because we believed high quality corporate bond yields already reflected the good news about the U.S. economy. This positioning was advantageous in the early months of 2005, when the investment grade corporate market posted its worst quarterly performance since late 2002. Toward the end of the six-month period, we slowly began to add to selected corporate securities that we believed were disproportionately punished in earlier weeks.

--------------------------------------------------------------------------------
9   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Questions & Answers

    We modestly increased exposure to mortgage-backed securities. Still, we continued to favor a defensive, higher-coupon bias in the mortgage sector. This strategy offers both attractive yield and protection against higher rates. We maintained our emphasis on commercial mortgage-backed securities and asset-backed securities, which, in our view, offer attractive yields as well as the kind of defensive characteristics we want in the current market environment. We significantly reduced the Fund's position in high-yield corporate bonds, based primarily on our view that valuations in this fixed income sector had become relatively full. Finally, we removed some of the Fund's yield curve flattening focus.

Q: How do you intend to position the equity portion of the Fund in the coming months?

A: We are somewhat cautious given that this is the fourth year of economic expansion. Though we believe the economy will continue to grow, we think its growth rate will noticeably decelerate. In the context of this economic outlook and what we consider to be high equity valuations, we think it is appropriate to be careful.

    This outlook has not changed significantly from year-end, and thus we have maintained our key portfolio themes. We continue to emphasize higher quality stocks over lower quality stocks that have high amounts of leverage or exhibit volatile earnings. We have tried to keep the average price/earnings ratio of our holdings below that of the equity benchmark. We have focused on larger stocks because they tend to be more stable companies, but also because they have been more attractively valued than mid-cap and small-cap stocks. We have also sought to keep the portfolio's volatility close to or lower than that of the Fund's equity benchmark, thus positioning the Fund to perform better in a flat or down market.

    One of our strategies for the Fund is to focus on economic inconsistencies in the market. For example, economically sensitive companies are currently very expensive compared to their growth peers. In fact, the lines between growth and value are less distinct now than they have been in some time. For example, Colgate-Palmolive and Pfizer are usually considered growth stocks, but they are now appealing to us from a value perspective.

--------------------------------------------------------------------------------
10   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Questions & Answers

    Although it is worth noting that value stocks have outperformed growth stocks for some time and may be susceptible to a market reversal, we consider it more pertinent that small- and mid-cap stocks have outperformed large-caps for a prolonged period. We are finding more opportunities among large-cap stocks and, therefore, the Fund's average market capitalization has increased. At this stage of the cycle, we expect economic and corporate growth to decelerate a bit and deceleration tends to favor bigger, more secure companies.

Q: How do you intend to position the fixed-income portion of the Fund for the months ahead?

A: We intend to position the fixed income portion for ongoing U.S. economic recovery and higher interest rates because we believe these themes are likely to weigh on the fixed income markets through the summer. Given fear of inflationary pressures, we believe there may be cause for the Federal Reserve to deviate from its measured pace and increase interest rates more vigorously than the market currently anticipates. Although the yield curve may flatten a bit more in the near term, after an extended period of yield curve flattening, we believe the yield spread between short- and long-term maturities may stabilize somewhat in the months ahead.

    Based on this view, we intend to keep duration shorter than that of the Lehman Index for the near term. We intend to continue to seek corporate securities where we see good value and strong fundamentals. At the same time, we generally continue to favor defensive alternatives such as AAA-rated commercial mortgage-backed securities, asset-backed securities and structured mortgages. We also may begin increasing allocations to the high yield and international bond sectors, seeking to take advantage of recent weakness in these markets, which we believe to be short term.

    We will continue to monitor inflation numbers, as we believe they are the key indicator for the economy in the coming months. As we continue to seek attractive purchase opportunities, we maintain a disciplined focus on individual security selection.

--------------------------------------------------------------------------------
11   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Investments in Securities

Balanced Portfolio

March 31, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (63.3%)
Issuer                                        Shares                  Value(a)

Aerospace & defense (2.7%)
Boeing                                         59,100               $3,454,986
Empresa Brasileira
  de Aeronautica ADR                          171,200(c)             5,358,560
General Dynamics                               33,000                3,532,650
Goodrich                                       51,200                1,960,448
Honeywell Intl                                 91,585                3,407,878
Lockheed Martin                                68,600                4,188,716
Northrop Grumman                              140,700                7,594,986
United Technologies                            59,700                6,069,102
Total                                                               35,567,326

Automotive & related (0.3%)
General Motors                                 85,400(n)             2,509,906
Lear                                           19,400                  860,584
Total                                                                3,370,490

Banks and savings & loans (6.0%)
Bank of America                               640,072(j)            28,227,175
Bank of New York                              183,800                5,339,390
Commerce Bancorp                               43,600(n)             1,415,692
Fifth Third Bancorp                            30,979                1,331,477
PNC Financial Services Group                   77,100                3,969,108
Regions Financial                              66,200                2,144,880
Sovereign Bancorp                             133,000                2,947,280
State Street                                   98,200                4,293,304
US Bancorp                                    275,000                7,925,500
Wachovia                                      163,536                8,325,618
Washington Mutual                              49,734                1,964,493
Wells Fargo & Co                              204,300               12,217,140
Total                                                               80,101,057

Beverages & tobacco (2.1%)
Altria Group                                  256,500               16,772,535
Coca-Cola Enterprises                         107,600                2,207,952
PepsiCo                                       169,700                8,999,191
Total                                                               27,979,678

Broker dealers (3.8%)
Franklin Resources                             45,100                3,096,115
JPMorgan Chase & Co                           561,096               19,413,922
Legg Mason                                     16,900                1,320,566

Common stocks (continued)
Issuer                                        Shares                  Value(a)

Broker dealers (cont.)
Merrill Lynch & Co                            217,400              $12,304,840
Morgan Stanley                                247,100               14,146,475
Total                                                               50,281,918

Building materials & construction (0.5%)
American Standard Companies                    68,700                3,193,176
Masco                                         104,100                3,609,147
Total                                                                6,802,323

Cable (1.6%)
Comcast Cl A                                  129,657(b)             4,379,813
Comcast Special Cl A                          179,400(b)             5,991,960
EchoStar Communications Cl A                   53,297                1,558,937
NTL                                           143,747(b)             9,152,372
Total                                                               21,083,082

Cellular telecommunications (0.1%)
China Unicom                                1,204,000(c)               933,980
Nextel Communications Cl A                     14,843(b)               421,838
Total                                                                1,355,818

Chemicals (1.6%)
Dow Chemical                                  268,300               13,374,755
Eastman Chemical                               28,296                1,669,464
Lyondell Chemical                             202,400                5,651,008
RPM Intl                                       47,400                  866,472
Total                                                               21,561,699

Computer hardware (1.4%)
Cisco Systems                                 138,400(b)             2,475,976
Dell                                          126,400(b)             4,856,288
EMC                                           139,100(b)             1,713,712
Hewlett-Packard                               388,800                8,530,272
Sun Microsystems                              208,248(b)               841,322
Total                                                               18,417,570

Computer software & services (1.6%)
Affiliated Computer Services Cl A             118,000(b)             6,282,320
Cadence Design Systems                        193,500(b)             2,892,825
Intl Business Machines                         77,200                7,054,536
Microsoft                                     155,200                3,751,184

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
12   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Issuer                                        Shares                  Value(a)

Computer software & services (cont.)
TIBCO Software                                113,200(b)              $843,340
VERITAS Software                               48,700(b)             1,130,814
Total                                                               21,955,019

Electronics (0.7%)
Broadcom Cl A                                  31,400(b)               939,488
Credence Systems                               96,800(b)               765,688
Cypress Semiconductor                         172,200(b)             2,169,720
Freescale Semiconductor Cl B                   20,081(b)               346,397
Intel                                         161,950                3,762,099
Texas Instruments                              71,200                1,814,888
Total                                                                9,798,280

Energy (7.1%)
Anadarko Petroleum                            126,400                9,619,040
BP ADR                                        121,200(c)             7,562,880
ChevronTexaco                                 293,800               17,131,478
ConocoPhillips                                208,100               22,441,504
Devon Energy                                   65,600                3,132,400
Exxon Mobil                                   482,400               28,751,039
Newfield Exploration                           45,100(b)             3,349,126
Royal Dutch Petroleum                          36,900(c)             2,215,476
Total                                                               94,202,943

Energy equipment & services (0.9%)
Cooper Cameron                                 32,542(b)             1,861,728
Halliburton                                    71,200                3,079,400
Schlumberger                                   17,796                1,254,262
Transocean                                     51,249(b)             2,637,274
Weatherford Intl                               53,393(b)             3,093,590
Total                                                               11,926,254

Finance companies (2.4%)
Citigroup                                     713,200               32,051,208

Financial services (3.3%)
Capital One Financial                          94,600                7,073,242
Countrywide Financial                         185,300                6,014,838
Fannie Mae                                    217,892               11,864,219
Freddie Mac                                   184,604               11,666,973
Investors Financial Services                  102,300                5,003,493
MBNA                                          108,200                2,656,310
Total                                                               44,279,075

Food (1.2%)
General Mills                                  86,900                4,271,135
Hain Celestial Group                           33,200(b)               618,848
HJ Heinz                                       97,200                3,580,848

Common stocks (continued)
Issuer                                        Shares                  Value(a)

Food (cont.)
Kellogg                                        81,400               $3,522,178
Sara Lee                                      194,071                4,300,613
Total                                                               16,293,622

Furniture & appliances (0.1%)
Leggett & Platt                                35,200                1,016,576

Health care products (2.6%)
Baxter Intl                                    73,600                2,500,928
Bristol-Myers Squibb                           93,800                2,388,148
GlaxoSmithKline ADR                            21,050(c)               966,616
Guidant                                        12,600                  931,140
Johnson & Johnson                              68,600                4,607,176
Medco Health Solutions                         61,785(b)             3,062,682
Merck & Co                                    133,300                4,314,921
Novartis ADR                                   60,000(c)             2,806,800
Pfizer                                        322,250                8,465,508
Schering-Plough                               119,200                2,163,480
Wyeth                                          45,000                1,898,100
Total                                                               34,105,499

Health care services (1.0%)
Cardinal Health                                31,800                1,774,440
HCA                                           170,800                9,149,756
Hospira                                        69,500(b)             2,242,765
Total                                                               13,166,961

Household products (1.7%)
Avon Products                                  34,800                1,494,312
Colgate-Palmolive                             113,800                5,936,946
Gillette                                       83,300                4,204,984
Kimberly-Clark                                 13,600                  893,928
Procter & Gamble                              126,790                6,719,870
Rayovac                                        71,200(b)             2,961,920
Total                                                               22,211,960

Industrial transportation (0.1%)
Burlington Northern Santa Fe                   28,600                1,542,398

Insurance (3.6%)
ACE                                           214,900(c)             8,868,923
Allstate                                       79,078                4,274,957
American Intl Group                           301,991               16,733,321
Assurant                                       27,450                  925,065
Chubb                                         100,000                7,927,000
CIGNA                                          29,000                2,589,700
Endurance Specialty Holdings                   61,500(c)             2,327,160
First American                                 40,572                1,336,442
Hartford Financial Services Group              28,200                1,933,392
Montpelier Re Holdings                         17,900(c)               629,185
Total                                                               47,545,145

See accompanying notes to investments in securities.

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13   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Issuer                                        Shares                  Value(a)

Leisure time & entertainment (1.3%)
Cendant                                       298,300               $6,127,082
Mattel                                         88,300                1,885,205
Viacom Cl B                                   267,946                9,332,559
Total                                                               17,344,846

Machinery (0.4%)
Caterpillar                                    27,400                2,505,456
Illinois Tool Works                            15,900                1,423,527
Ingersoll-Rand Cl A                            19,350(c)             1,541,228
Total                                                                5,470,211

Media (2.6%)
EW Scripps Cl A                                45,700                2,227,875
Liberty Media Cl A                            840,000(b)             8,710,800
Liberty Media Intl Cl A                        50,444(b)             2,206,421
Reader's Digest Assn                           51,650                  894,062
Time Warner                                   255,900(b)             4,491,045
Tribune                                        99,700                3,975,039
Walt Disney                                   438,800               12,606,723
Total                                                               35,111,965

Metals (0.3%)
Alcan                                          50,700(c)             1,922,544
Alcoa                                          70,400                2,139,456
Novelis                                        10,160(c)               222,707
Total                                                                4,284,707

Multi-industry (1.2%)
General Electric                              181,500                6,544,890
ITT Inds                                       14,150                1,276,896
Manpower                                       17,900                  779,008
Tyco Intl                                     228,200(c)             7,713,160
Total                                                               16,313,954

Paper & packaging (1.2%)
Avery Dennison                                 34,800                2,155,164
Bowater                                        84,700                3,190,649
Intl Paper                                    130,700                4,808,453
Temple-Inland                                  48,585                3,524,842
Weyerhaeuser                                   41,900                2,870,150
Total                                                               16,549,258

Real estate investment trust (0.6%)
Apartment Investment
  & Management Cl A                            48,500                1,804,200
Equity Office Properties Trust                170,400                5,134,152
HomeBanc                                       46,800                  413,712
Total                                                                7,352,064

Common stocks (continued)
Issuer                                        Shares                  Value(a)

Restaurants (0.2%)
Domino's Pizza                                101,900               $1,904,511
McDonald's                                     36,400                1,133,496
Total                                                                3,038,007

Retail -- drugstores (0.3%)
CVS                                            71,734                3,774,643

Retail -- general (1.3%)
Gap                                            63,200                1,380,288
Home Depot                                    106,900                4,087,856
PETCO Animal Supplies                          25,050(b)               922,091
Target                                        114,100                5,707,282
Wal-Mart Stores                                97,900                4,905,769
Total                                                               17,003,286

Telecom equipment & services (1.5%)
Motorola                                      400,300                5,992,491
Nokia ADR                                     555,300(c,n)           8,568,279
Vodafone Group ADR                            227,300(c)             6,037,088
Total                                                               20,597,858

Utilities -- electric (2.6%)
Dominion Resources                            107,200                7,978,896
Entergy                                        85,200                6,020,232
Exelon                                        175,500                8,053,695
FPL Group                                      64,600                2,593,690
PPL                                            54,200                2,926,258
Southern                                      171,300                5,452,479
Xcel Energy                                    83,300                1,431,094
Total                                                               34,456,344

Utilities -- natural gas (0.2%)
ONEOK                                         105,500                3,251,510

Utilities -- telephone (3.2%)
BellSouth                                     386,281               10,155,327
Citizens Communications                        65,100                  842,394
KT ADR                                        107,450(c)             2,289,760
SBC Communications                            312,687                7,407,555
Sprint                                        612,135               13,926,071
Verizon Communications                        221,693                7,870,102
Total                                                               42,491,209

Total common stocks
(Cost: $724,435,593)                                              $843,655,763

See accompanying notes to investments in securities.

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14   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Bonds (36.1%)

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Foreign government (0.4%)
Bundesrepublik Deutschland
  (European Monetary Unit)
   01-04-07               6.00%             1,060,000(c)            $1,455,877
Pemex Project Funding Master Trust
  (U.S. Dollar)
   12-15-14               7.38                630,000(c)               674,100
United Kingdom Treasury
  (British Pound)
   12-07-06               7.50                730,000(c)             1,442,108
United Mexican States
  (U.S. Dollar)
   09-27-34               6.75              2,329,000(c)             2,273,104
Total                                                                5,845,189

U.S. government obligations & agencies (9.7%)
Federal Home Loan Bank
   05-22-06               2.88              7,770,000                7,690,715
   12-17-07               3.25              1,355,000                1,323,415
Federal Home Loan Mtge Corp
   04-15-08               5.75              8,995,000                9,389,134
   03-18-09               3.76              1,440,000                1,406,347
   07-15-09               4.25              5,250,000                5,231,345
   01-15-12               5.75              8,925,000                9,473,539
   07-15-13               4.50              5,850,000                5,747,391
U.S. Treasury
   11-30-06               2.88              5,260,000                5,188,496
   02-15-08               3.00             15,575,000               15,180,143
   03-15-10               4.00             15,790,000(n)            15,666,649
   02-15-15               4.00             11,030,000               10,597,414
   08-15-23               6.25             28,540,000               33,230,149
   02-15-26               6.00              6,559,000                7,503,135
Total                                                              127,627,872

Commercial mortgage-backed(f)/
Asset-backed securities (4.2%)
Aesop Funding II LLC
  Series 2002-1A Cl A1 (AMBAC)
   10-20-06               3.85              1,000,000(d,i)           1,002,237
AmeriCredit Automobile Receivables Trust
  Series 2004-CA Cl A3 (AMBAC)
   03-06-09               3.00                650,000(i)               640,758
  Series 2004-DF Cl A3 (FSA)
   07-06-09               2.98                700,000(i)               680,094
ARG Funding
  Series 2005-1A Cl A3 (MBIA)
   04-20-10               4.29              1,100,000(d,i)           1,077,098

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Commercial mortgage-backed(f)/
Asset-backed securities (cont.)
Banc of America Commercial Mtge
  Series 2004-5 Cl A4
   11-10-41               4.94%              $700,000                 $689,661
  Series 2005-1 Cl A4
   11-10-42               4.88                650,000(e)               653,281
Bear Stearns Commercial Mtge Securities
  Series 2004-PWR5 Cl A3
   07-11-42               4.57                900,000                  885,438
  Series 2004-PWR6 Cl A6
   11-11-41               4.83                900,000                  877,644
  Series 2004-T16 Cl A3
   02-13-46               4.03                600,000                  584,508
California State Teachers' Retirement System Trust
  Series 2002-C6 Cl A3
   11-20-14               4.46              2,250,672(d)             2,240,462
Commercial Mtge Pass-Through Ctfs
  Series 2004-CNL Cl A1
   09-15-14               3.03              1,000,000(d,m)             995,870
  Series 2004-LB3A Cl A3
   07-10-37               5.09              1,000,000                1,012,642
  Series 2004-LB3A Cl A4
   07-10-37               5.23                850,000                  865,385
CS First Boston Mtge Securities
  Series 2004-C1 Cl A2
   01-15-37               3.52              1,000,000                  967,883
GE Capital Commercial Mtge
  Series 2001-3 Cl A1
   06-10-38               5.56              1,363,875                1,401,382
  Series 2004-C2 Cl A2
   03-10-40               4.12              1,100,000                1,069,981
GMAC Commercial Mtge Securities
  Series 2004-C3 Cl A4
   12-10-41               4.55                900,000                  882,555
  Series 2004-C3 Cl A5
   12-10-41               4.86              1,000,000                  976,130
Greenwich Capital Commercial Funding
  Series 2004-GG1 Cl A4
   06-10-36               4.76              2,300,000                2,299,223
  Series 2005-GG3 Cl A1
   08-10-42               3.92                638,672                  632,342
Honda Auto Receivables Owner Trust
  Series 2005-1 Cl A3
   10-21-08               3.53                600,000                  595,482

See accompanying notes to investments in securities.

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15   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Commercial mortgage-backed(f)/
Asset-backed securities (cont.)
JPMorgan Chase Commercial Mtge Securities
  Series 2003-CB6 Cl A1
   07-12-37               4.39%            $1,078,601               $1,060,222
  Series 2003-CB6 Cl A2
   07-12-37               5.26                800,000                  811,894
  Series 2004-CBX Cl A3
   01-12-37               4.18                550,000                  538,841
  Series 2004-CBX Cl A5
   01-12-37               4.65                750,000                  736,391
  Series 2004-CBX Cl A6
   01-12-37               4.90              1,000,000                  984,129
  Series 2005-CB11 Cl A3
   08-12-37               5.20                900,000                  908,802
LB-UBS Commercial Mtge Trust
  Series 2002-C2 Cl A3
   06-15-26               5.39              1,035,000                1,067,071
  Series 2002-C4 Cl A4
   09-15-26               4.56              1,000,000                  988,567
  Series 2002-C8 Cl A3
   11-15-27               4.83              1,340,000                1,330,633
  Series 2003-C8 Cl A2
   11-15-27               4.21              1,540,000                1,516,346
  Series 2004-C2 Cl A3
   03-15-29               3.97                650,000                  613,412
  Series 2004-C4 Cl A3
   06-15-29               4.99                600,000(m)               610,791
  Series 2004-C6 Cl A4
   08-15-29               4.58                250,000                  246,881
  Series 2004-C7 Cl A2
   10-15-29               3.99              1,000,000                  969,350
  Series 2004-C8 Cl A2
   12-15-29               4.20              1,100,000                1,076,405
  Series 2004-C8 Cl A6
   12-15-29               4.80              1,300,000                1,274,067
  Series 2005-C1 Cl A4
   02-15-30               4.74              1,000,000                  973,920
Long Beach Auto Receivables Trust
  Series 2004-C Cl A3 (FSA)
   09-15-09               3.40                700,000(i)               692,041
Metris Master Trust
  Series 2001-2 Cl C
   11-20-09               4.75                675,000(d,m)             671,810
  Series 2004-2 Cl D
   10-20-10               6.10                200,000(d,m)             201,260
  Series 2004-2 Cl M
   10-20-10               3.24                500,000(m)               500,350

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Commercial mortgage-backed(f)/
Asset-backed securities (cont.)
Metris Master Trust (cont.)
  Series 2005-1A Cl D
   03-21-11               4.77%              $225,000(d,e,m)          $225,000
Morgan Stanley Auto Loan Trust
  Series 2004-HB2 Cl A3
   03-16-09               2.94                800,000                  785,293
Morgan Stanley Capital I
  Series 2003-IQ4 Cl A1
   05-15-40               3.27              1,751,706                1,651,132
  Series 2004-HQ4 Cl A5
   04-14-40               4.59                700,000                  684,950
  Series 2004-IQ8 Cl A2
   06-15-40               3.96              1,430,000                1,409,678
  Series 2005-T17 Cl A5
   12-13-41               4.78              1,000,000                  972,970
Morgan Stanley, Dean Witter Capital I
  Series 2002-TOP7 Cl A2
   01-15-39               5.98                830,000                  881,142
Nissan Auto Lease Trust
  Series 2004-A Cl A3
   08-15-07               2.90                450,000                  443,896
Nissan Auto Receivables Owner Trust
  Series 2003-A Cl A4
   07-15-08               2.61                350,000                  344,194
  Series 2005-A Cl A3
   10-15-08               3.54              1,000,000                  988,920
Residential Asset Securities
  Series 2002-KS1 Cl AI4 (AMBAC)
   11-25-29               5.86                504,863(i)               505,449
Wachovia Bank Commercial Mtge Trust
  Series 2005-C16 Cl A2
   10-15-41               4.38              1,200,000                1,183,170
  Series 2005-C16 Cl A3
   10-15-41               4.62              1,050,000                1,031,325
WFS Financial Owner Trust
  Series 2002-2 Cl A4 (FSA)
   02-20-10               4.50              3,335,000(i)             3,355,159
  Series 2004-3 Cl A3
   03-17-09               3.30                800,000                  790,026
World Omni Auto Receivables Trust
  Series 2005-A Cl A3
   06-12-09               3.54              1,500,000                1,485,390
Total                                                               55,540,933

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
16   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Issuer               Coupon                 Principal                 Value(a)
                      rate                  amount

Mortgage-backed securities (14.3%)(f,l)
Adjustable Rate Mtge Trust
  Series 2004-2 Cl 6A1
   02-25-35               5.28%            $1,100,959(g)            $1,109,464
Bank of America Alternative Loan Trust
  Series 2003-11 Cl 1A1
   01-25-34               6.00              1,204,246                1,217,577
Bank of America Mtge Securities
  Series 2004-E Cl B1
   06-25-34               4.05                521,263(g)               512,443
  Series 2004-F Cl B1
   07-25-34               4.15                894,168(g)               883,501
Collateralized Mtge Obligation Trust
   12-20-14               9.95                266,537                  266,679
Countrywide Alternative Loan Trust
  Series 2003-11T1 Cl A1
   07-25-18               4.75                838,154                  822,415
  Series 2004-28CB Cl 6A1
   01-25-35               6.00                924,638                  943,117
Countrywide Home Loans
  Series 2004-12 Cl 1M
   08-25-34               4.66                599,454(g)               589,959
CS First Boston Mtge Securities
  Series 2004-AR5 Cl CB1
   06-25-34               4.44                621,420(g)               605,049
Federal Home Loan Mtge Corp
   09-15-06               3.63              3,635,000                3,622,885
   07-01-08               6.75                 17,730                   18,110
   01-01-11               6.50              1,350,698                1,410,004
   07-01-17               7.00              2,409,009                2,531,291
   12-01-17               5.50              1,751,726                1,789,313
   01-15-18               6.50                771,764                  812,814
   05-01-18               5.50                669,449                  683,966
   08-01-18               5.00              1,002,691                1,004,820
   10-01-18               5.00              2,449,535                2,455,151
   04-01-20               5.50              4,000,000(e)             4,054,999
   10-01-31               6.00              2,038,937                2,089,558
   04-01-32               6.00              1,251,132                1,282,194
   06-01-32               7.00              1,574,453                1,665,172
   07-01-32               7.00              2,381,291                2,508,773
   04-01-33               6.00              4,681,548                4,844,668
   06-01-33               5.50              2,574,228                2,585,645
  Collateralized Mtge Obligation
   04-15-15               4.50              2,525,000                2,522,829
   02-15-27               5.00              1,600,000                1,604,162
   10-15-27               5.00              3,750,000                3,768,302
   06-15-28               5.00              2,325,000                2,335,556
   11-15-28               4.50              1,012,354                1,004,838

Bonds (continued)
Issuer               Coupon                 Principal                 Value(a)
                      rate                  amount

Mortgage-backed securities (cont.)
  Collateralized Mtge Obligation (cont.)
   01-15-33               5.00%              $181,857                 $181,440
   02-15-33               5.50              1,457,904                1,489,867
   07-25-43               7.00                865,316                  912,638
  Interest Only
   02-15-14               7.40                622,626(k)                47,432
   10-15-22              14.56              2,264,165(k)               173,333
  Trust Series Z
   11-15-23               6.50                 42,745(h)                46,965
Federal Natl Mtge Assn
   11-01-10               4.47                292,581                  289,477
   11-01-12               4.84                669,991                  668,463
   01-01-13               4.92                500,413                  501,716
   02-01-13               4.83                888,582                  886,151
   10-01-13               5.11                392,907                  398,164
   11-01-14               4.50              3,038,775                3,008,298
   03-01-17               6.50              1,333,248                1,392,627
   09-01-17               6.00              3,340,997                3,452,310
   02-01-18               5.50              1,335,879                1,363,971
   03-01-18               5.50                657,540                  673,591
   04-01-18               4.50              2,205,648                2,160,528
   04-01-18               5.50              1,501,450                1,536,300
   05-01-18               6.00              2,305,392                2,383,379
   06-01-18               4.50                945,954                  926,603
   06-01-18               5.00              2,845,007                2,848,817
   07-01-18               4.50              2,648,892                2,596,444
   08-01-18               5.50              1,573,070                1,605,878
   01-01-19               5.00              1,770,084                1,776,409
   02-01-19               5.00              2,264,509                2,265,743
   04-01-20               5.50                500,000(e)               509,375
   07-01-23               5.00              1,218,384                1,203,700
   07-01-23               5.50              2,164,015                2,186,732
   09-01-23               5.50              1,895,948                1,915,852
   10-01-23               5.50              1,687,492                1,702,326
   06-01-24               9.00                436,604                  472,839
   08-01-25               7.50                766,850                  823,666
   07-01-28               5.50                933,776                  940,352
   11-01-28               5.50              1,587,837                1,599,021
   04-01-29               5.00              3,748,732                3,675,151
   06-01-31               7.00              1,753,041                1,859,760
   03-01-32               7.50                458,491                  490,495
   06-01-32               7.50                555,901                  594,182
   07-01-32               6.50                359,522                  375,137
   08-01-32               7.00                247,196                  260,861
   09-01-32               6.50              2,638,314                2,749,544
   10-01-32               5.50              3,030,477                3,042,640

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
17   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-backed securities (cont.)
Federal Natl Mtge Assn (cont.)
   11-01-32               6.00%            $1,896,586               $1,947,587
   01-01-33               5.80                682,916                  707,746
   01-01-33               6.00              3,126,993                3,221,326
   02-01-33               6.50              1,147,084                1,192,617
   03-01-33               5.50              2,465,837                2,479,370
   04-01-33               5.50              2,197,576                2,204,853
   04-01-33               6.00              4,620,084                4,759,618
   05-01-33               5.50              1,594,304                1,601,287
   07-01-33               5.00              2,341,766                2,296,103
   07-01-33               5.50              2,657,192                2,667,177
   11-01-33               7.00              1,500,000                1,580,625
   12-01-33               5.00              2,073,532                2,033,099
   12-01-33               6.50              1,655,783                1,728,380
   01-01-34               6.50              2,307,524                2,402,964
   03-01-34               5.00              7,248,962                7,107,608
   08-01-34               5.44                562,457(g)               550,444
   09-01-34               4.84              3,358,337(g)             3,347,315
   12-01-34               4.40              1,046,065(g)             1,032,895
   12-01-34               6.50              1,778,217                1,846,202
  Collateralized Mtge Obligation
   12-25-26               8.00                805,311                  857,232
   06-25-44               7.50                890,521                  942,289
  Interest Only
   12-25-12              13.29                576,693(k)                35,245
   12-25-31               1.19                800,942(k)               150,590
First Horizon Alternative Mtge Securities
  Series 2004-AA4 Cl A1
   10-25-34               5.45              1,118,588                1,130,579
  Series 2005-AA2 Cl 2A1
   04-25-35               5.46              1,209,154(g)             1,221,221
Govt Natl Mtge Assn
   07-15-33               5.00              1,432,302                1,415,434
   10-15-33               5.00              1,513,209                1,495,324
   10-15-33               5.50              1,610,369                1,626,893
  Collateralized Mtge Obligation
  Interest Only
   01-20-32               0.00                373,480(k)                46,110
   08-20-32               0.00              1,682,793(k)               275,485
Harborview Mtge Loan Trust
  Series 2004-3 Cl B1
   05-19-34               4.39                785,795(g)               765,819
Master Adjustable Rate Mtge Trust
  Series 2004-5 Cl B1
   07-25-34               4.41                767,564(g)               755,782

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-backed securities (cont.)
Master Alternative Loans Trust
  Series 2004-4 Cl 2A1
   05-25-34               6.00%            $1,743,610               $1,777,157
  Series 2004-7 Cl 8A1
   08-25-19               5.00              2,599,007                2,595,784
  Series 2004-8 Cl 7A1
   09-25-19               5.00              1,290,857                1,288,043
  Series 2005-1 Cl 2A1
   02-25-35               6.00              1,907,964                1,944,479
Structured Adjustable Rate Mtge Loan
  Series 2004-3AC Cl B1
   03-25-34               4.93                995,232(g)               988,982
  Series 2004-5 Cl B1
   05-25-34               4.62                698,439(g)               677,577
Structured Asset Securities
  Series 2003-33H Cl 1A1
   10-25-33               5.50              2,978,442                2,962,101
Washington Mutual
  Series 2003-AR10 Cl A7
   10-25-33               4.08              1,225,000(g)             1,204,578
  Series 2004-CB2 Cl 6A
   07-25-19               4.50              1,621,500                1,576,828
  Series 2004-CB4 Cl 22A
   12-25-19               6.00              3,138,446                3,224,716
Wells Fargo Mtge Backed Securities Trust
  Series 2005-AR1 Cl 1A1
   02-25-35               4.57              5,470,408(g)             5,476,917
Total                                                              188,675,812

Aerospace & defense (--%)
L-3 Communications
   06-15-12               7.63                250,000                  266,250
   07-15-13               6.13                 80,000                   79,000
Moog
  Sr Sub Nts
   01-15-15               6.25                 25,000                   24,500
Total                                                                  369,750

Automotive & related (0.2%)
Ford Motor
   02-01-29               6.38              1,550,000                1,275,065
Lear
   08-01-14               5.75                870,000(d)               836,560
Nissan Motor Acceptance
   03-08-10               4.63                315,000(d)               312,332
Total                                                                2,423,957

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
18   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Banks and savings & loans (1.0%)
Banknorth Group
  Sr Nts
   05-01-08               3.75%              $940,000                 $919,217
JPMorgan Chase & Co
   03-01-15               4.75              1,555,000                1,488,490
KFW Intl Finance
  (U.S. Dollar)
   10-17-05               2.50              3,225,000(c)             3,207,146
Washington Mutual Bank FA
  Sub Nts
   08-15-14               5.65              2,000,000                2,064,740
Wells Fargo Bank NA
  Sub Nts
   02-01-11               6.45              5,085,000                5,520,021
Total                                                               13,199,614

Beverages & tobacco (--%)
Cott Beverages
   12-15-11               8.00                170,000                  179,775

Building materials & construction (--%)
Louisiana-Pacific
  Sr Nts
   08-15-10               8.88                165,000                  191,498
Norcraft Companies LP/Finance
  Sr Sub Nts
   11-01-11               9.00                105,000                  108,675
Total                                                                  300,173

Cable (0.4%)
Comcast
   03-15-11               5.50              3,335,000                3,404,801
Comcast Cable Communications
   11-15-08               6.20              1,255,000                1,311,021
CSC Holdings
  Sr Nts
   12-15-07               7.88                150,000                  156,000
   04-15-12               6.75                 95,000(d)                94,525
DIRECTV Holdings LLC/Finance
  Sr Nts
   03-15-13               8.38                 75,000                   80,813
Echostar DBS
   10-01-14               6.63                105,000(d)               101,456
  Sr Nts
   10-01-08               5.75                100,000                   98,500

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Cable (cont.)
Kabel Deutschland
  (U.S. Dollar)
   07-01-14              10.63%               $75,000(c,d)             $82,875
Videotron Ltee
  (U.S. Dollar)
   01-15-14               6.88                150,000(c)               150,750
Total                                                                5,480,741

Cellular telecommunications (--%)
Nextel Communications
  Sr Nts
   10-31-13               6.88                335,000                  349,238

Chemicals (0.1%)
Airgas
   10-01-11               9.13                150,000                  163,125
BCP Crystal US Holdings
  Sr Sub Nts
   06-15-14               9.63                 49,000(d)                55,860
Compass Minerals Group
   08-15-11              10.00                160,000                  174,000
Georgia Gulf
  Sr Nts
   12-15-13               7.13                270,000                  280,125
INVISTA
   05-01-12               9.25                 90,000(d)                97,875
MacDermid
   07-15-11               9.13                105,000                  112,613
Total                                                                  883,598

Energy (0.3%)
Chesapeake Energy
  Sr Nts
   06-15-14               7.50                 10,000                   10,575
   08-15-14               7.00                155,000                  159,650
   01-15-16               6.88                 30,000                   30,300
Encore Acquisition
  Sr Sub Nts
   04-15-14               6.25                260,000                  260,000
Grant Prideco Escrow
   12-15-09               9.00                150,000                  162,000
Kerr-McGee
   09-15-11               6.88              2,410,000                2,574,531
Newfield Exploration
  Sr Sub Nts
   08-15-12               8.38                520,000                  566,800

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
19   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Energy (cont.)
Nexen
  (U.S. Dollar)
   03-10-35               5.88%              $525,000(c)              $502,152
Peabody Energy
  Series B
   03-15-13               6.88                185,000                  190,550
Total                                                                4,456,558

Energy equipment & services (0.1%)
Halliburton
   10-15-10               5.50              1,435,000                1,476,377
Key Energy Services
  Series C
   03-01-08               8.38                160,000                  166,200
Pride Intl
  Sr Nts
   07-15-14               7.38                 85,000                   90,100
Total                                                                1,732,677

Finance companies (0.7%)
Citigroup
  Sub Nts
   09-15-14               5.00              6,430,000                6,312,820
GMAC
   09-15-11               6.88              3,635,000                3,289,097
Total                                                                9,601,917

Financial services (0.6%)
ING Security Life Institutional Funding
   01-15-10               4.25              2,745,000(d)             2,694,368
Pricoa Global Funding I
   06-15-08               4.35              1,105,000(d)             1,098,779
   01-15-10               4.20              4,885,000(d)             4,760,775
Total                                                                8,553,922

Food (--%)
Burns Philp Capital Property
  (U.S. Dollar) Sr Sub Nts
   02-15-11              10.75                150,000(c)               166,500
Del Monte
  Sr Sub Nts
   02-15-15               6.75                 60,000(d)                58,800
Total                                                                  225,300

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Health care services (0.3%)
Cardinal Health
   06-15-15               4.00%            $2,745,000               $2,426,764
Community Health Systems
  Sr Sub Nts
   12-15-12               6.50                 55,000(d)                53,625
DaVita
  Sr Nts
   03-15-13               6.63                 85,000(d)                84,150
HCA
  Sr Nts
   03-15-14               5.75                360,000                  343,621
NeighborCare
  Sr Sub Nts
   11-15-13               6.88                270,000                  283,500
Triad Hospitals
  Sr Nts
   05-15-12               7.00                175,000                  176,750
Total                                                                3,368,410

Home building (0.1%)
DR Horton
   12-01-07               7.50                100,000                  105,176
   01-15-09               5.00                270,000                  262,955
   07-01-13               5.88                200,000                  192,000
Meritage Homes
  Sr Nts
   03-15-15               6.25                 70,000(d)                65,800
WCI Communities
   03-15-15               6.63                 95,000(d)                90,250
Total                                                                  716,181

Industrial services (--%)
Allied Waste North America
   04-15-11               6.38                185,000                  172,050

Insurance (0.5%)
ASIF Global Financing XIX
   01-17-13               4.90              6,140,000(d)             6,081,792
MetLife
  Sr Nts
   06-15-34               6.38                265,000                  285,264
Pacific Life
   09-15-33               6.60                605,000(d)               667,878
Total                                                                7,034,934

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
20   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Lodging & gaming (0.1%)
Boyd Gaming
  Sr Sub Nts
   12-15-12               7.75%               $65,000                  $68,088
   04-15-14               6.75                 85,000                   83,938
Hilton Hotels
   12-01-12               7.63                290,000                  330,428
MGM MIRAGE
   10-01-09               6.00                150,000                  148,500
  Sr Nts
   02-27-14               5.88                 70,000                   66,150
Mohegan Tribal Gaming Authority
  Sr Nts
   02-15-13               6.13                 85,000(d)                83,300
  Sr Sub Nts
   04-01-12               8.00                105,000                  111,300
Station Casinos
  Sr Nts
   04-01-12               6.00                180,000                  178,650
Total                                                                1,070,354

Machinery (--%)
Joy Global
  Series B
   03-15-12               8.75                125,000                  137,500

Media (0.3%)
Corus Entertainment
  (U.S. Dollar) Sr Sub Nts
   03-01-12               8.75                 75,000(c)                80,438
Dex Media East LLC/Finance
   11-15-09               9.88                100,000                  110,000
Dex Media West LLC/Finance
  Sr Nts Series B
   08-15-10               8.50                 55,000                   58,713
Emmis Operating
   05-15-12               6.88                125,000                  122,500
Gray Television
   12-15-11               9.25                200,000                  216,000
Lamar Media
   01-01-13               7.25                240,000                  249,600
News America
   12-15-34               6.20              2,355,000(d)             2,328,543
Quebecor Media
  (U.S. Dollar) Sr Nts
   07-15-11              11.13                 35,000(c)                38,675

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Media (cont.)
Radio One
  Series B
   07-01-11               8.88%              $300,000                 $321,000
  Sr Sub Nts
   02-15-13               6.38                 45,000(d)                44,213
Shaw Communications
  (U.S. Dollar) Sr Nts
   04-06-11               7.25                305,000(c)               325,587
Sun Media
  (U.S. Dollar)
   02-15-13               7.63                275,000(c)               286,000
Susquehanna Media
  Sr Sub Nts
   04-15-13               7.38                200,000                  206,000
Total                                                                4,387,269

Metals (--%)
Russel Metals
  (U.S. Dollar) Sr Nts
   03-01-14               6.38                125,000(c)               121,250

Multi-industry (0.2%)
Tyco Intl Group
  (U.S. Dollar)
   02-15-11               6.75              2,560,000(c)             2,773,970

Paper & packaging (0.3%)
Ball
   12-15-12               6.88                185,000                  191,475
Boise Cascade LLC
  Sr Sub Nts
   10-15-14               7.13                140,000(d)               141,750
Cascades
  (U.S. Dollar) Sr Nts
   02-15-13               7.25                 95,000(c)                97,375
Domtar
  (U.S. Dollar)
   12-01-13               5.38              3,305,000(c)             3,114,464
Georgia-Pacific
   02-01-10               8.88                245,000                  273,481
  Sr Nts
   07-15-08               7.38                140,000                  146,650
Graphic Packaging Intl
  Sr Nts
   08-15-11               8.50                 80,000                   84,000
Norampac
  (U.S. Dollar) Sr Nts
   06-01-13               6.75                190,000(c)               193,325

See accompanying notes to investments in securities.
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21   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Paper & packaging (cont.)
Owens-Illinois Glass Container
   05-15-11               7.75%              $200,000                 $209,500
Silgan Holdings
  Sr Sub Nts
   11-15-13               6.75                180,000                  181,800
Total                                                                4,633,820

Retail -- general (--%)
William Carter
  Series B
   08-15-11              10.88                 55,000                   60,775

Telecom equipment & services (0.6%)
Qwest
   03-15-12               9.13                140,000(d)               152,600
Sprint Capital
   11-15-28               6.88              3,615,000                3,870,186
TELUS
  (U.S. Dollar)
   06-01-11               8.00              3,470,000(c)             4,018,382
Total                                                                8,041,168

Textiles & apparel (0.1%)
Jones Apparel Group
   11-15-34               6.13              1,095,000(d)             1,020,925

Utilities -- electric (0.6%)
Carolina Power & Light
  1st Mtge
   04-01-15               5.15              1,055,000                1,049,625
DPL
  Sr Nts
   09-01-11               6.88                700,000                  743,728
Indianapolis Power & Light
  1st Mtge
   07-01-13               6.30                390,000(d)               413,650
IPALCO Enterprises
   11-14-08               8.38                500,000                  545,000
   11-14-11               8.63                135,000                  154,913
NorthWestern Energy
   11-01-14               5.88                110,000(d)               109,430
Ohio Edison
  Sr Nts
   05-01-15               5.45                220,000                  220,058

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Utilities -- electric (cont.)
Ohio Power
  Sr Nts Series H
   01-15-14               4.85%            $1,305,000               $1,277,738
Potomac Edison
  1st Mtge
   11-15-14               5.35                545,000(d)               538,188
Progress Energy

  1st Mtge
   03-01-13               4.80                340,000                  335,859
Texas Genco LLC/Financing
  Sr Nts
   12-15-14               6.88                 54,000(d)                54,135
TXU
   11-15-14               5.55                885,000(d)               839,698
   11-15-34               6.55                875,000(d)               829,540
Virginia Electric & Power
  Sr Nts Series A
   03-01-13               4.75                260,000                  254,194
Westar Energy
  1st Mtge
   07-01-14               6.00              1,185,000                1,252,312
Total                                                                8,618,068

Utilities -- natural gas (0.1%)
ANR Pipeline
   03-15-10               8.88                135,000                  145,990
Colorado Interstate Gas
  Sr Nts
   03-15-15               5.95                 25,000(d)                23,938
El Paso Natural Gas
  Sr Nts Series A
   08-01-10               7.63                115,000                  120,590
Northwest Pipeline
   03-01-10               8.13                320,000                  342,400
Plains Exploration & Production
  Sr Nts
   06-15-14               7.13                125,000                  130,625
Southern Natural Gas
   03-15-10               8.88                175,000                  189,753
Southern Star Central
   08-01-10               8.50                 85,000                   90,525
Transcontinental Gas Pipe Line
  Series B
   08-15-11               7.00                450,000                  478,125
Total                                                                1,521,946

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
22   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Utilities -- telephone (0.9%)
SBC Communications
   06-15-34               6.45%              $625,000                 $651,694
Telecom Italia Capital
  (U.S. Dollar)
   09-30-34               6.00              2,790,000(c,d)           2,701,646
Verizon Pennsylvania
  Series A
   11-15-11               5.65              7,885,000                8,081,889
Total                                                               11,435,229

Total bonds
(Cost: $483,429,154)                                              $480,560,875

Short-term securities (2.7%)(0)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

U.S. government agencies (1.5%)
Federal Home Loan Bank
   04-06-05               2.63%           $15,000,000              $14,993,426
Federal Home Loan Mtge Corp Disc Nt
   05-10-05               2.68              3,900,000                3,888,407
Federal Natl Mtge Assn Disc Nts
   05-03-05               2.63                500,000                  498,796
   05-18-05               2.66              1,500,000                1,494,694
Total                                                               20,875,323

Commercial paper (1.2%)
Citigroup
   04-01-05               2.85             15,600,000               15,598,765

Total short-term securities
(Cost: $36,476,859)                                                $36,474,088

Total investments in securities
(Cost: $1,244,341,606)(p)                                       $1,360,690,726

See accompanying notes to investments in securities.

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23   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. At March 31, 2005, the value of foreign securities represented 6.3% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, the value of these securities amounted to $32,932,993 or 2.5% of net assets.

(e) At March 31, 2005, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $5,484,163.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on March 31, 2005.

(h) This security is a collateralized mortgage obligation that pays no interest or principal during its initial accrual period until previous series within the trust have been paid off. Interest is accrued at an effective yield similar to a zero coupon bond.

(i) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

      AMBAC    --     American Municipal Bond Association Corporation

      FSA      --     Financial Security Assurance

      MBIA     --     MBIA Insurance Corporation

(j) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 4 to the financial statements):

      Type of security                                        Notional amount

      Purchase contracts
      U.S. Treasury Note, June 2005, 5-year                       $ 9,200,000

      Sale contracts
      U.S. Treasury Note, June 2005, 10-year                       39,400,000
      U.S. Long Bond, June 2005, 20-year                            7,000,000

(k) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at March 31, 2005.

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24   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

(l) Comparable securities are held to satisfy future delivery requirements of the following open forward sale commitments at March 31, 2005:

      Security                   Principal        Settlement        Proceeds         Value
                                  amount             date          receivable

      Federal Natl Mtge Assn
         04-01-20 4.50%        $2,500,000           4-18-05       $2,446,875    $2,443,750
         04-01-20 5.00            625,000           4-18-05          625,097       624,413
         04-01-35 5.00          6,000,000           4-13-05        5,881,875     5,865,000
         04-01-35 5.50          7,400,000           4-13-05        7,427,750     7,409,250
         04-01-35 6.00          4,700,000           4-01-35        4,807,218     4,801,332
         04-01-35 6.50            950,000           4-13-05          989,189       985,626

(m) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on March 31, 2005.

(n) At March 31, 2005, security was partially or fully on loan. See Note 5 to the financial statements.

(o) Cash collateral received from security lending activity is invested in short-term securities and represents 1.7% of net assets. See Note 5 to the financial statements. 1.0% of net assets is the Portfolio's cash equivalent position.
(p) At March 31, 2005, the cost of securities for federal income tax purposes was approximately $1,244,342,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                    $142,087,000
      Unrealized depreciation                                     (25,738,000)
                                                                  -----------
      Net unrealized appreciation                                $116,349,000
                                                                 ------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
25   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Balanced Portfolio

March 31, 2005 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
     (identified cost $1,244,341,606)                                              $1,360,690,726
Dividends and accrued interest receivable                                               4,647,942
Receivable for investment securities sold                                              39,072,880
                                                                                       ----------
Total assets                                                                        1,404,411,548
                                                                                    -------------
Liabilities
Disbursements in excess of cash on demand deposit                                          48,650
Payable for investment securities purchased                                            27,978,924
Payable upon return of securities loaned (Note 5)                                      21,992,400
Accrued investment management services fee                                                 19,087
Other accrued expenses                                                                     78,397
Forward sale commitments, at value (proceeds receivable $22,178,004) (Note 1)          22,129,371
                                                                                       ----------
Total liabilities                                                                      72,246,829
                                                                                       ----------
Net assets                                                                         $1,332,164,719
                                                                                   ==============
* Including securities on loan, at value (Note 5)                                  $   21,368,752
                                                                                   --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
26   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Statement of operations
Balanced Portfolio

Six months ended March 31, 2005 (Unaudited)
Investment income
Income:
Dividends                                                                             $10,551,990
Interest                                                                               11,514,411
Fee income from securities lending (Note 5)                                                44,905
     Less foreign taxes withheld                                                          (32,901)
                                                                                          -------
Total income                                                                           22,078,405
                                                                                       ----------
Expenses (Note 2):
Investment management services fee                                                      3,683,532
Compensation of board members                                                               6,232
Custodian fees                                                                             80,840
Audit fees                                                                                 16,875
Other                                                                                      33,928
                                                                                           ------
Total expenses                                                                          3,821,407
     Earnings credits on cash balances (Note 2)                                            (1,191)
                                                                                           ------
Total net expenses                                                                      3,820,216
                                                                                        ---------
Investment income (loss) -- net                                                        18,258,189
                                                                                       ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
     Security transactions (Note 3)                                                    34,872,691
     Foreign currency transactions                                                        (43,031)
     Futures contracts                                                                    123,958
                                                                                          -------
Net realized gain (loss) on investments                                                34,953,618
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                22,381,185
                                                                                       ----------
Net gain (loss) on investments and foreign currencies                                  57,334,803
                                                                                       ----------
Net increase (decrease) in net assets resulting from operations                       $75,592,992
                                                                                      ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
27   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Statements of changes in net assets
Balanced Portfolio

                                                                              March 31, 2005           Sept. 30, 2004
                                                                             Six months ended            Year ended
                                                                                (Unaudited)
Operations
Investment income (loss) -- net                                              $   18,258,189           $   37,652,146
Net realized gain (loss) on investments                                          34,953,618               57,700,985
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies          22,381,185               78,713,724
                                                                                 ----------               ----------
Net increase (decrease) in net assets resulting from operations                  75,592,992              174,066,855
                                                                                 ----------              -----------
Proceeds from contributions                                                       8,189,272               10,203,530
Fair value of withdrawals                                                      (126,375,999)            (370,386,532)
                                                                               ------------             ------------
Net contributions (withdrawals) from partners                                  (118,186,727)            (360,183,002)
                                                                               ------------             ------------
Total increase (decrease) in net assets                                         (42,593,735)            (186,116,147)
Net assets at beginning of period                                             1,374,758,454            1,560,874,601
                                                                              -------------            -------------
Net assets at end of period                                                  $1,332,164,719           $1,374,758,454
                                                                             ==============           ==============

See accompanying notes to financial statements.

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28   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Notes to Financial Statements

Balanced Portfolio

(Unaudited as to March 31, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Balanced Portfolio (the Portfolio) is a series of Growth and Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Balanced Portfolio invests primarily in a combination of common stocks and senior securities (preferred stocks and debt obligations). The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Trustees of the portfolios, American Express Financial Corporation (AEFC) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
29   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Portfolio on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Portfolio's net assets the same as owned securities. The Portfolio designates cash or liquid securities at least equal to the amount of its forward-commitments. At March 31, 2005, the Portfolio has entered into outstanding when-issued securities of $5,484,163.

The Portfolio also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Portfolio to "roll over" its purchase commitments, the Portfolio receives negotiated amounts in the form of reductions of the purchase price of the commitment.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

--------------------------------------------------------------------------------
30   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Forward sale commitments

The Portfolio may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. Forward sale commitments outstanding at period end are listed in the "Notes to investments in securities."

--------------------------------------------------------------------------------
31   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Guarantees and indemnifications

Under the Portfolio's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, certain of the Portfolio's contracts with its service providers contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Portfolio cannot be determined and the Portfolio has no historical basis for predicting the likelihood of any such claims.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets that declines from 0.53% to 0.43% annually as the Portfolio's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Mutual to the Lipper Balanced Funds Index. In certain circumstances, the board may approve a change in the index. The maximum adjustment is 0.08% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $89,993 for the six months ended March 31, 2005.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio, and any other expenses properly payable by the Trust or Portfolio and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other American Express mutual funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

During the six months ended March 31, 2005, the Portfolio's custodian fees were reduced by $1,191 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

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32   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $864,091,996 and $925,840,622, respectively, for the six months ended March 31, 2005. Realized gains and losses are determined on an identified cost basis.

4. INTEREST RATE FUTURES CONTRACTS

At March 31, 2005, investments in securities included securities valued at $1,411,200 that were pledged as collateral to cover initial margin deposits on 92 open purchase contracts and 464 open sale contracts. The notional market value of the open purchase contracts at March 31, 2005 was $9,852,625 with a net unrealized gain of $34,132. The notional market value of the open sale contracts at March 31, 2005 was $50,846,908 with a net unrealized gain of $375,821. See "Summary of significant accounting policies" and "Notes to investments in securities."

5. LENDING OF PORTFOLIO SECURITIES

At March 31, 2005, securities valued at $21,368,752 were on loan to brokers. For collateral, the Portfolio received $21,992,400 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $44,905 for the six months ended March 31, 2005. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

Ratios/supplemental data
Fiscal period ended Sept. 30,                                          2005(e)      2004     2003      2002        2001
Ratio of expenses to average daily net assets(a)                       .56%(b)      .53%     .49%      .44%        .42%
Ratio of net investment income (loss) to average daily net assets     2.65%(b)     2.49%    2.55%     2.68%       2.41%
Portfolio turnover rate (excluding short-term securities)               65%         131%     130%      267%        226%
Total return(c)                                                       5.53%(d)    11.93%   17.37%   (12.63%)    (26.67%)

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.

(b)  Adjusted to an annual basis.

(c) Total return is based on a calculated Portfolio net asset value and does not reflect payment of a sales charge.

(d)  Not annualized.

(e)  Six months ended March 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
33   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Mutual

March 31, 2005 (Unaudited)
Assets
Investment in Portfolio (Note 1)                                                                             $1,332,077,519
Capital shares receivable                                                                                           205,478
                                                                                                                    -------
Total assets                                                                                                  1,332,282,997
Liabilities
Capital shares payable                                                                                               76,119
Accrued distribution fee                                                                                             10,043
Accrued service fee                                                                                                     512
Accrued transfer agency fee                                                                                           2,483
Accrued administrative services fee                                                                                   1,412
Other accrued expenses                                                                                              110,204
                                                                                                                    -------
Total liabilities                                                                                                   200,773
                                                                                                                    -------
Net assets applicable to outstanding capital stock                                                           $1,332,082,224
                                                                                                             ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                     $    1,385,112
Additional paid-in capital                                                                                    2,094,751,005
Undistributed net investment income                                                                                 499,155
Accumulated net realized gain (loss) (Note 5)                                                                  (881,354,457)
Unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                                         116,801,409
                                                                                                                -----------
Total -- representing net assets applicable to outstanding capital stock                                     $1,332,082,224
                                                                                                             ==============
Net assets applicable to outstanding shares:               Class A                                           $1,036,311,679
                                                           Class B                                           $  105,095,963
                                                           Class C                                           $    3,060,340
                                                           Class Y                                           $  187,614,242
Net asset value per share of outstanding capital stock:    Class A shares               107,694,842          $         9.62
                                                           Class B shares                10,996,454          $         9.56
                                                           Class C shares                   320,210          $         9.56
                                                           Class Y shares                19,499,729          $         9.62
                                                                                         ----------          --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
34   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Statement of operations
AXP Mutual

Six months ended March 31, 2005 (Unaudited)
Investment income
Income:
Dividends                                                                                                       $10,551,330
Interest                                                                                                         11,513,711
Fee income from securities lending                                                                                   44,902
     Less foreign taxes withheld                                                                                    (32,899)
                                                                                                                    -------
Total income                                                                                                     22,077,044
                                                                                                                 ----------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                                 3,819,977
Distribution fee
     Class A                                                                                                      1,340,614
     Class B                                                                                                        555,794
     Class C                                                                                                         15,165
Transfer agency fee                                                                                                 946,211
Incremental transfer agency fee
     Class A                                                                                                         72,979
     Class B                                                                                                         20,576
     Class C                                                                                                            577
Service fee -- Class Y                                                                                               93,263
Administrative services fees and expenses                                                                           269,016
Compensation of board members                                                                                         4,931
Printing and postage                                                                                                143,410
Registration fees                                                                                                    38,500
Audit fees                                                                                                            5,625
Other                                                                                                                14,753
                                                                                                                     ------
Total expenses                                                                                                    7,341,391
     Earnings credits on cash balances (Note 2)                                                                     (19,261)
                                                                                                                    -------
Total net expenses                                                                                                7,322,130
                                                                                                                  ---------
Investment income (loss) -- net                                                                                  14,754,914
                                                                                                                 ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
     Security transactions                                                                                       34,870,888
     Foreign currency transactions                                                                                  (43,070)
     Futures contracts                                                                                              123,958
                                                                                                                    -------
Net realized gain (loss) on investments                                                                          34,951,776
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                                          22,379,569
                                                                                                                 ----------
Net gain (loss) on investments and foreign currencies                                                            57,331,345
                                                                                                                 ----------
Net increase (decrease) in net assets resulting from operations                                                 $72,086,259
                                                                                                                ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
35   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Mutual

                                                                                      March 31, 2005         Sept. 30, 2004
                                                                                    Six months ended            Year ended
                                                                                       (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                      $   14,754,914          $   29,705,223
Net realized gain (loss) on investments                                                  34,951,776              57,698,355
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                  22,379,569              78,709,548
                                                                                         ----------              ----------
Net increase (decrease) in net assets resulting from operations                          72,086,259             166,113,126
                                                                                         ----------             -----------
Distributions to shareholders from:
     Net investment income
      Class A                                                                           (13,592,035)            (21,390,515)
      Class B                                                                              (972,857)             (1,520,594)
      Class C                                                                               (26,503)                (33,380)
      Class Y                                                                            (2,557,361)             (4,883,846)
                                                                                         ----------              ----------
Total distributions                                                                     (17,148,756)            (27,828,335)
                                                                                        -----------             -----------
Capital share transactions (Note 3)
Proceeds from sales
     Class A shares (Note 2)                                                             14,990,367              52,992,402
     Class B shares                                                                       5,143,928              15,723,596
     Class C shares                                                                         544,219               1,102,215
     Class Y shares                                                                       5,690,108              25,459,494
Reinvestment of distributions at net asset value
     Class A shares                                                                      11,749,064              18,451,466
     Class B shares                                                                         951,247               1,484,189
     Class C shares                                                                          26,030                  32,564
     Class Y shares                                                                       2,557,361               4,883,846
Payments for redemptions
     Class A shares                                                                    (110,552,357)           (220,815,493)
     Class B shares (Note 2)                                                            (18,308,589)            (55,270,982)
     Class C shares (Note 2)                                                               (536,028)               (698,177)
     Class Y shares                                                                      (9,582,781)           (167,803,965)
                                                                                         ----------            ------------
Increase (decrease) in net assets from capital share transactions                       (97,327,431)           (324,458,845)
                                                                                        -----------            ------------
Total increase (decrease) in net assets                                                 (42,389,928)           (186,174,054)
Net assets at beginning of period                                                     1,374,472,152           1,560,646,206
                                                                                      -------------           -------------
Net assets at end of period                                                          $1,332,082,224          $1,374,472,152
                                                                                     ==============          ==============
Undistributed net investment income                                                  $      499,155          $    2,892,997
                                                                                     --------------          --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
36   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Mutual

(Unaudited as to March 31, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Investment Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Investment Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Balanced Portfolio

The Fund invests all of its assets in Balanced Portfolio (the Portfolio), a series of Growth and Income Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in a combination of common stocks and senior securities (preferred stocks and debt obligations).

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund at Sept. 30, 2004 was 99.99%.

All securities held by the Portfolio are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Trustees of the portfolios, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair

--------------------------------------------------------------------------------
37   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT
value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

--------------------------------------------------------------------------------
38   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.04% to 0.02% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $235,340 for Class A, $48,662 for Class B and $440 for Class C for the six months ended March 31, 2005.

During the six months ended March 31, 2005, the Fund's transfer agency fees were reduced by $19,261 as a result of earnings credits from overnight cash balances.

--------------------------------------------------------------------------------
39   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                   Six months ended March 31, 2005
                                            Class A      Class B    Class C     Class Y
Sold                                       1,559,114     539,372     56,810      594,547
Issued for reinvested distributions        1,215,329      98,912      2,708      264,625
Redeemed                                 (11,485,196) (1,915,421)   (56,096)    (998,629)
                                         -----------  ----------    -------     --------
Net increase (decrease)                   (8,710,753) (1,277,137)     3,422     (139,457)
                                          ----------  ----------      -----     --------

                                                       Year ended Sept. 30, 2004
                                            Class A      Class B    Class C     Class Y
Sold                                       5,853,549   1,746,807    122,304    2,805,006
Issued for reinvested distributions        2,020,543     163,809      3,589      535,716
Redeemed                                 (24,302,246) (6,138,540)   (77,331) (18,566,162)
                                         -----------  ----------    -------  -----------
Net increase (decrease)                  (16,428,154) (4,227,924)    48,562  (15,225,440)
                                         -----------  ----------     ------  -----------

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended March 31, 2005.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $903,118,305 at Sept. 30, 2004, that if not offset by capital gains will expire as follows:

              2009              2010             2011              2012
          $15,302,375      $494,252,075     $368,676,980       $24,886,875

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
40   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluting the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                            2005(f)      2004         2003        2002       2001
Net asset value, beginning of period                                    $9.25        $8.47        $7.40      $ 8.71     $12.21
                                                                        -----        -----        -----      ------     ------
Income from investment operations:
Net investment income (loss)                                              .11          .19          .17         .20        .21
Net gains (losses) (both realized and unrealized)                         .38          .77         1.07       (1.31)     (3.49)
                                                                        -----        -----        -----      ------     ------
Total from investment operations                                          .49          .96         1.24       (1.11)     (3.28)
                                                                        -----        -----        -----      ------     ------
Less distributions:
Dividends from net investment income                                     (.12)        (.18)        (.17)       (.20)      (.22)
                                                                        -----        -----        -----      ------     ------
Net asset value, end of period                                          $9.62        $9.25        $8.47      $ 7.40     $ 8.71
                                                                        -----        -----        -----      ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                $1,036       $1,077       $1,125      $1,115     $1,597
Ratio of expenses to average daily net assets(b)                        1.03%(c)     1.01%         .99%        .93%       .87%
Ratio of net investment income (loss) to average daily net assets       2.19%(c)     2.01%        2.05%       2.19%      1.96%
Portfolio turnover rate (excluding short-term securities)                 65%         131%         130%        267%       226%
Total return(d)                                                         5.33%(e)    11.32%       16.80%     (13.05%)   (27.04%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended March 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
41   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                           2005(f)      2004         2003        2002       2001
Net asset value, beginning of period                                    $9.19        $8.41        $7.35      $ 8.65     $12.12
                                                                        -----        -----        -----      ------     ------
Income from investment operations:
Net investment income (loss)                                              .08          .11          .10         .14        .13
Net gains (losses) (both realized and unrealized)                         .37          .77         1.06       (1.31)     (3.46)
                                                                        -----        -----        -----      ------     ------
Total from investment operations                                          .45          .88         1.16       (1.17)     (3.33)
                                                                        -----        -----        -----      ------     ------
Less distributions:
Dividends from net investment income                                     (.08)        (.10)        (.10)       (.13)      (.14)
                                                                        -----        -----        -----      ------     ------
Net asset value, end of period                                          $9.56        $9.19        $8.41      $ 7.35     $ 8.65
                                                                        -----        -----        -----      ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                  $105         $113         $139        $152       $235
Ratio of expenses to average daily net assets(b)                        1.80%(c)     1.78%        1.77%       1.71%      1.64%
Ratio of net investment income (loss) to average daily net assets       1.42%(c)     1.23%        1.28%       1.41%      1.19%
Portfolio turnover rate (excluding short-term securities)                 65%         131%         130%        267%       226%
Total return(d)                                                         4.94%(e)    10.51%       15.89%     (13.72%)   (27.62%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended March 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
42   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                            2005(f)      2004         2003        2002       2001
Net asset value, beginning of period                                    $9.19        $8.41        $7.36      $ 8.67     $12.16
                                                                        -----        -----        -----      ------     ------
Income from investment operations:
Net investment income (loss)                                              .07          .12          .11         .13        .14
Net gains (losses) (both realized and unrealized)                         .39          .77         1.05       (1.31)     (3.48)
                                                                        -----        -----        -----      ------     ------
Total from investment operations                                          .46          .89         1.16       (1.18)     (3.34)
                                                                        -----        -----        -----      ------     ------
Less distributions:
Dividends from net investment income                                     (.09)        (.11)        (.11)       (.13)      (.15)
                                                                        -----        -----        -----      ------     ------
Net asset value, end of period                                          $9.56        $9.19        $8.41      $ 7.36     $ 8.67
                                                                        -----        -----        -----      ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                    $3           $3           $2          $1         $1
Ratio of expenses to average daily net assets(b)                        1.80%(c)     1.78%        1.79%       1.73%      1.64%
Ratio of net investment income (loss) to average daily net assets       1.42%(c)     1.25%        1.21%       1.43%      1.20%
Portfolio turnover rate (excluding short-term securities)                 65%         131%         130%        267%       226%
Total return(d)                                                         4.95%(e)    10.57%       15.82%     (13.76%)   (27.58%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended March 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
43   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                           2005(f)      2004         2003        2002       2001
Net asset value, beginning of period                                    $9.25        $8.46        $7.40      $ 8.71     $12.21
                                                                        -----        -----        -----      ------     ------
Income from investment operations:
Net investment income (loss)                                              .11          .21          .18         .21        .23
Net gains (losses) (both realized and unrealized)                         .39          .77         1.06       (1.31)     (3.49)
                                                                        -----        -----        -----      ------     ------
Total from investment operations                                          .50          .98         1.24       (1.10)     (3.26)
                                                                        -----        -----        -----      ------     ------
Less distributions:
Dividends from net investment income                                     (.13)        (.19)        (.18)       (.21)      (.24)
                                                                        -----        -----        -----      ------     ------
Net asset value, end of period                                          $9.62        $9.25        $8.46      $ 7.40     $ 8.71
                                                                        -----        -----        -----      ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                  $188         $182         $295        $322       $530
Ratio of expenses to average daily net assets(b)                         .86%(c)      .85%         .83%        .77%       .71%
Ratio of net investment income (loss) to average daily net assets       2.35%(c)     2.16%        2.22%       2.33%      2.12%
Portfolio turnover rate (excluding short-term securities)                 65%         131%         130%        267%       226%
Total return(d)                                                         5.42%(e)    11.63%       16.85%     (12.90%)   (26.91%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended March 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
44   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended March 31, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
45   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

                                                 Beginning          Ending          Expenses
                                               account value     account value     paid during       Annualized
                                               Oct. 1, 2004     March 31, 2005    the period(a)     expense ratio
Class A
     Actual(b)                                    $1,000           $1,053.30          $5.27             1.03%
     Hypothetical (5% return before expenses)     $1,000           $1,019.80          $5.19             1.03%
Class B
     Actual(b)                                    $1,000           $1,049.40          $9.20             1.80%
     Hypothetical (5% return before expenses)     $1,000           $1,015.96          $9.05             1.80%
Class C
     Actual(b)                                    $1,000           $1,049.50          $9.20             1.80%
     Hypothetical (5% return before expenses)     $1,000           $1,015.96          $9.05             1.80%
Class Y
     Actual(b)                                    $1,000           $1,054.20          $4.40              .86%
     Hypothetical (5% return before expenses)     $1,000           $1,020.64          $4.33              .86%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended March 31, 2005: +5.33% for Class A, +4.94% for Class B, +4.95% for Class C and +5.42% for Class Y.

--------------------------------------------------------------------------------
46   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
47   --   AXP MUTUAL   --   2005 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2.    Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.   Submission of matters to a vote of security holders. Not applicable.

Item 11.   Controls and Procedures.

           (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

           (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.   Exhibits.

           (a)(1) Not applicable for semi-annual reports.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Investment Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          May 31, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          May 31, 2005



By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          May 31, 2005